VARIABLE FUND D

Financial Statements

December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

VARIABLE FUND D

Financial Statements

December 31, 2025

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Minnesota Life Insurance Company and Contract Owners of Variable Fund D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities, and contract owners’ equity of the sub-accounts listed in the Appendix that comprise Variable Fund D (the Subaccounts), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods indicated in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2025, the results of their operations for the year then ended, and the changes in their net assets for each of the years or periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and transfer agents of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We or our predecessor firms have served as the Separate Account’s auditor since 1975.

Columbus, Ohio

March 20, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix – Variable Fund D

Statement of assets, liabilities, and contract owners’ equity as of December 31, 2025, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Nomura VIP Balanced Series – Service Class Shares (Nomura VIP Balanced Ser Cl)	Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares (SFT Core Bond Cl 2)
Nomura VIP Growth Series – Service Class Shares (Nomura VIP Growth Ser Cl)	Securian Funds Trust – SFT Government Money Market Fund (SFT Govt Money Market)
Nomura VIP Small Cap Growth Series – Service Class Shares (Nomura VIP Small Cap Growth Ser Cl)	Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares (SFT Index 500 Cl 2)

2

Variable Fund D

Statements of Assets, Liabilities, and Contract Owners’ Equity

December 31, 2025

	Segregated Sub-Accounts*
	Nomura VIP Balanced Ser Cl	Nomura VIP Growth Ser Cl	Nomura VIP Small Cap Growth Ser Cl	SFT Core Bond Cl 2	SFT Govt Money Market
Assets
Investments at net asset value	$60,157	$6,440,279	$677	$50	$21,302
Receivable from Minnesota Life for contract purchase payments	–	124	–	–	–
Receivable for investments sold	1	–	–	–	–

Total assets	60,158	6,440,403	677	50	21,302

Liabilities
Payable to Minnesota Life for contract terminations, withdrawal payments and mortality and expense charges	1	–	–	–	–
Payable for investments purchased	–	124	–	–	–

Total liabilities	1	124	–	–	–

Net assets applicable to contract owners	$60,157	$6,440,279	$677	$50	$21,302

Contract Owners’ Equity
Contracts in accumulation period	$60,157	$6,364,302	$677	$50	$21,302
Contracts in annuity payment period	–	75,977	–	–	–

Total contract owners’ equity	$60,157	$6,440,279	$677	$50	$21,302

Investment shares	9,212	675,082	91	19	21,302
Investments at cost	$46,022	$6,256,841	$546	$46	$21,302

* See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

3	(Continued)

Variable Fund D

Statements of Assets, Liabilities, and Contract Owners’ Equity

December 31, 2025

Segregated Sub-Accounts*

SFT Index 500 Cl 2
Assets
Investments at net asset value	$42,183
Receivable from Minnesota Life for contract purchase payments	–
Receivable for investments sold	1

Total assets	42,184

Liabilities
Payable to Minnesota Life for contract terminations, withdrawal payments and mortality and expense charges	1
Payable for investments purchased	–

Total liabilities	1

Net assets applicable to contract owners	$42,183

Contract Owners’ Equity
Contracts in accumulation period	$42,183
Contracts in annuity payment period	–

Total contract owners’ equity	$42,183

Investment shares	1,443
Investments at cost	$23,763

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

4	(Continued)

Variable Fund D

Statements of Operations

Year ended December 31, 2025

	Segregated Sub-Accounts*
	Nomura VIP Balanced Ser Cl	Nomura VIP Growth Ser Cl	Nomura VIP Small Cap Growth Ser Cl	SFT Core Bond Cl 2	SFT Govt Money Market
Net investment income (loss)
Dividend income	$721	$–	$–	$–	$790
Mortality, expense, and administrative charges (Note 3)	(464)	(3,945)	(4)	–	(176)

Net investment income (loss)	257	(3,945)	(4)	–	614

Net realized and unrealized gains (losses) on investments
Capital gain distributions	2,183	1,114,716	–	–	–
Net realized gain (loss) on shares redeemed	927	254	–	–	–
Net change in unrealized appreciation (depreciation) on investments	2,694	(582,772)	80	3	–

Net gains (losses) on investments	5,804	532,198	80	3	–

Net increase (decrease) in net assets resulting from operations	$6,061	$528,253	$76	$3	$614

					Segregated Sub-Accounts*

					SFT Index 500 Cl 2
Net investment income (loss)
Dividend income					$–
Mortality, expense, and administrative charges (Note 3)					(304)

Net investment income (loss)					(304)

Net realized and unrealized gains (losses) on investments
Capital gain distributions					–
Net realized gain (loss) on shares redeemed					224
Net change in unrealized appreciation (depreciation) on investments					6,011

Net gains (losses) on investments					6,235

Net increase (decrease) in net assets resulting from operations					$5,931

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

5	(Continued)

Variable Fund D

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Segregated Sub-Accounts*
	Nomura VIP Balanced Ser Cl	Nomura VIP Growth Ser Cl	Nomura VIP Small Cap Growth Ser Cl	SFT Core Bond Cl 2	SFT Govt Money Market
Year ended December 31, 2024
Operations
Net investment income (loss)	$269	$(4,050)	$(9)	$(5)	$883
Net realized gains (losses) on investments	4,294	875,039	(2,091)	(717)	–
Net change in unrealized appreciation (depreciation) on investments	3,021	540,861	2,400	601	–

Net increase (decrease) in net assets resulting from operations	7,584	1,411,850	300	(121)	883

Contract transactions (Notes 3 and 6)
Contract purchase payments	12,695	23,677	6,382	6,559	–
Contract terminations, withdrawal payments and charges	(27,813)	(500,131)	(12,722)	(13,104)	(2,445)
Actuarial adjustments for mortality experience on annuities in payment period	–	54,121	–	–	–
Annuity benefit payments	–	(84,544)	–	–	–

Increase (decrease) in net assets from contract transactions	(15,118)	(506,877)	(6,340)	(6,545)	(2,445)

Increase (decrease) in net assets	(7,534)	904,973	(6,040)	(6,666)	(1,562)
Net assets at the beginning of year	64,764	6,137,533	6,641	6,713	24,682

Net assets at the end of year	$57,230	$7,042,506	$601	$47	$23,120

Year ended December 31, 2025
Operations
Net investment income (loss)	$257	$(3,945)	$(4)	$–	$614
Net realized gains (losses) on investments	3,110	1,114,970	–	–	–
Net change in unrealized appreciation (depreciation) on investments	2,694	(582,772)	80	3	–

Net increase (decrease) in net assets resulting from operations	6,061	528,253	76	3	614

Contract transactions (Notes 3 and 6)
Contract purchase payments	–	25,283	–	–	–
Contract terminations, withdrawal payments and charges	(3,134)	(1,020,290)	–	–	(2,432)
Actuarial adjustments for mortality experience on annuities in payment period	–	(55,756)	–	–	–
Annuity benefit payments	–	(79,717)	–	–	–

Increase (decrease) in net assets from contract transactions	(3,134)	(1,130,480)	–	–	(2,432)

Increase (decrease) in net assets	2,927	(602,227)	76	3	(1,818)
Net assets at the beginning of year	57,230	7,042,506	601	47	23,120

Net assets at the end of year	$60,157	$6,440,279	$677	$50	$21,302

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

6	(Continued)

Variable Fund D

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

Segregated Sub-Accounts*

SFT Index 500 Cl 2
Year ended December 31, 2024
Operations
Net investment income (loss)	$(283)
Net realized gains (losses) on investments	27,403
Net change in unrealized appreciation (depreciation) on investments	(19,925)

Net increase (decrease) in net assets resulting from operations	7,195

Contract transactions (Notes 3 and 6)
Contract purchase payments	19,866
Contract terminations, withdrawal payments and charges	(39,136)
Actuarial adjustments for mortality experience on annuities in payment period	–
Annuity benefit payments	–

Increase (decrease) in net assets from contract transactions	(19,270)

Increase (decrease) in net assets	(12,075)
Net assets at the beginning of year	48,327

Net assets at the end of year	$36,252

Year ended December 31, 2025
Operations
Net investment income (loss)	$(304)
Net realized gains (losses) on investments	224
Net change in unrealized appreciation (depreciation) on investments	6,011

Net increase (decrease) in net assets resulting from operations	5,931

Contract transactions (Notes 3 and 6)
Contract purchase payments	–
Contract terminations, withdrawal payments and charges	–
Actuarial adjustments for mortality experience on annuities in payment period	–
Annuity benefit payments	–

Increase (decrease) in net assets from contract transactions	–

Increase (decrease) in net assets	5,931
Net assets at the beginning of year	36,252

Net assets at the end of year	$42,183

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

7	(Continued)

Variable Fund D

Notes to Financial Statements

December 31, 2025

(1)	Organization and Basis of Presentation

Variable Fund D (the Account) was established on October 16, 1967 as an open-end diversified management investment company, and was subsequently reorganized as a unit investment trust under the Investment Company Act of 1940 (as amended). Variable Fund D is a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law. The Account consists of six segregated sub-accounts (collectively, the Sub-Accounts) to which contract owners may allocate their variable annuity payments. Such payments are then invested in shares of the portfolios.

The assets of each segregated Sub-Account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. The Account currently offers the following Sub-Accounts:

Full Name	Abbreviated Name
Nomura VIP Balanced Series – Service Class Shares	Nomura VIP Balanced Ser Cl

Nomura VIP Growth Series – Service Class Shares	Nomura VIP Growth Ser Cl

Nomura VIP Small Cap Growth Series – Service Class Shares	Nomura VIP Small Cap Growth Ser Cl

Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares	SFT Core Bond Cl 2

Securian Funds Trust – SFT Government Money Market Fund	SFT Govt Money Market

Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares	SFT Index 500 Cl 2

The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable life insurance policies and variable annuity contracts. Securian Funds Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Macquarie Growth Fund operates as non-diversified, open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management, Inc. (Securian AM) acts as the investment adviser for the Securian Funds Trust. Both Securian and Securian AM are affiliate companies of Minnesota Life.

The following Sub-Accounts had name changes during 2024 and 2025:

Former Name	Current Name	Effective Date
Delaware Ivy VIP Balanced – Class II Shares	Macquarie VIP Balanced Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Growth – Class II Shares	Macquarie VIP Growth Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Small Cap Growth – Class II Shares	Macquarie VIP Small Cap Growth Series – Service Class Shares	May 1, 2024

Macquarie VIP Balanced Series – Service Class Shares	Nomura VIP Balanced Series – Service Class Shares	December 1, 2025

Macquarie VIP Growth Series – Service Class Shares	Nomura VIP Growth Series – Service Class Shares	December 1, 2025

Macquarie VIP Small Cap Growth Series – Service Class Shares	Nomura VIP Small Cap Growth Series – Service Class Shares	December 1, 2025

8	(Continued)

Variable Fund D

Notes to Financial Statements

(2)	Summary of Significant Accounting Policies

The Account and Sub-Accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

The significant accounting policies followed consistently by the Account are as follows:

(a)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(b)	Investments in Underlying Funds

Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

Realized gains (losses) on investments include capital gain distributions received from the respective underlying funds. Capital gain distributions are reinvested in the respective underlying funds.

All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the Sub-Accounts on the ex-dividend date. The underlying funds may utilize consent dividends to effectively distribute income for income tax purposes. The Sub-Account “consents” to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

(c)	Federal Income Taxes

The Account is treated as part of Minnesota Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

(d)	Contracts in Annuity Payment Period

Annuity reserves are computed for contracts currently payable using the Progressive Annuity Mortality Table and an assumed interest rate of 3.50%. Charges to annuity reserves for mortality and risk expense are reimbursed to Minnesota Life if the reserves required are less than originally estimated. If additional reserves are required, Minnesota Life reimburses the Account.

(e)	Segment Disclosures

Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (CODM) when assessing segment performance and making decisions about segment resources. The CODM for the Sub-Accounts is the Senior Vice President, Individual Solutions, of Minnesota Life. Each Sub-Account has operated as a single segment since inception. The

9	(Continued)

Variable Fund D

Notes to Financial Statements

(2)	Summary of Significant Accounting Policies – (continued)

CODM assesses Sub-Account performance including investment results reflected in the net increase (decrease) in net assets resulting from operations as reported in the Statements of Operations as well as investment income ratios and total return, within the Financial Highlights of the Notes to Financial Statements.

(3)	Expenses and Related Party Transactions

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.795% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

Contract purchase payments for the Account are reflected net of the following charges paid to Minnesota Life:

A sales load of up to 7.00% may be deducted from each premium payment depending upon the contract type. There were no sales charges deducted from premium payments for the years ended December 31, 2025 and 2024.

In calculating the accumulation unit value for the Nomura VIP Growth Series – Service Class Shares segregated Sub-Account, Minnesota Life has agreed to make an adjustment that will have the effect of reimbursing the excess of any expenses indirectly incurred as a result of the investment advisory fee and the operating expenses incurred by Nomura VIP Growth Series – Service Class Shares over the 0.265% investment advisory fee paid prior to the reorganization in 1990. In calculating the accumulation unit value for the segregated Sub-Accounts other than Nomura VIP Growth Series – Service Class Shares, Minnesota Life will not make adjustments or reimburse the excess of the investment advisory fees and the operating expenses incurred through indirect investments in the other underlying funds.

(4)	Fair Value Measurement

In accordance with ASC 820, Fair Value Measurement (ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account’s financial assets and financial liabilities has been determined using available market information as of December 31, 2025. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities and Contract Owners’ Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

10	(Continued)

Variable Fund D

Notes to Financial Statements

(4)	Fair Value Measurement – (continued)

Level 2 – Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 – Fair value is based on at least one or more significant unobservable inputs, which may include the Account’s own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

As of December 31, 2025, all the Account’s investments are classified as Level 1 as the values are based upon reported net asset values provided by the fund managers. The characterization of the underlying securities held by the funds in accordance with FASB ASC 820 may differ from the characterization of an investment in the fund.

(5)	Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2025 were as follows:

Sub-Accounts	Purchases	Sales
Nomura VIP Balanced Ser Cl	$2,905	$3,599
Nomura VIP Growth Ser Cl	1,139,999	1,159,709
Nomura VIP Small Cap Growth Ser Cl	–	4
SFT Govt Money Market	790	2,608
SFT Index 500 Cl 2	–	304

11	(Continued)

Variable Fund D

Notes to Financial Statements

(6)	Unit Activity from Contract Transactions

Transactions in units for each Segregated Sub-Account for the years ended December 31, 2025 and 2024 were as follows:

	Segregated Sub-Accounts
	Nomura		Nomura
	VIP	Nomura	VIP Small		SFT Govt
	Balanced	VIP Growth	Cap Growth	SFT Core	Money	SFT Index
	Ser Cl	Ser Cl	Ser Cl	Bond Cl 2	Market	500 Cl 2
Units outstanding at December 31, 2023	6,758	45,719	940	1,855	15,076	2,422
Contract purchase payments	1,289	154	940	1,856	–	964
Contract terminations, withdrawal payments and charges	(2,841)	(3,513)	(1,880)	(3,711)	(1,467)	(1,929)

Units outstanding at December 31, 2024	5,206	42,360	–	–	13,609	1,457
Contract purchase payments	–	157	–	–	–	–
Contract terminations, withdrawal payments and charges	(272)	(6,782)	–	–	(1,412)	–

Units outstanding at December 31, 2025	4,934	35,735	–	–	12,197	1,457

12	(Continued)

Variable Fund D

Notes to Financial Statements

(7)	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 is as follows:

	At December 31			For the years ended December 31
				Investment
	Units	Unit		Income	Expense	Total
	Outstanding	Value	Net Assets	Ratio*	Ratio**	Return***

Nomura VIP Balanced Ser Cl
2025	4,934	$12.18	$60,157	1.23%	0.80%	10.90%
2024	5,206	10.98	57,230	1.27%	0.80%	14.68%
2023	6,758	9.57	64,764	1.05%	0.80%	15.11%
2022	31,671	8.32	263,484	1.13%	0.80%	(16.72)%
2021	34,273	9.99	342,385	0.62%	0.80%	15.05%

Nomura VIP Growth Ser Cl
2025	35,735	179.65	6,440,279	0.00%	0.06%	8.35%
2024	42,360	165.81	7,042,506	0.00%	0.06%	23.82%
2023	45,719	133.91	6,137,533	0.00%	0.06%	37.83%
2022	51,300	97.15	4,994,970	0.00%	0.07%	(27.24)%
2021	55,403	133.52	7,412,648	0.00%	0.05%	29.95%

Nomura VIP Small Cap Growth Ser Cl
2025	–	8.29	677	0.00%	0.80%	12.50%
2024	–	7.37	601	0.00%	0.80%	13.35%
2023	940	6.50	6,641	0.00%	0.80%	12.14%
2022	1,028	5.80	6,433	0.00%	0.80%	(27.35)%
2021	1,160	7.98	9,903	0.94%	0.80%	3.16%

SFT Core Bond Cl 2
2025	–	3.83	50	0.00%	0.80%	6.55%
2024	–	3.59	47	0.00%	0.80%	(0.07)%
2023	1,855	3.59	6,713	0.00%	0.80%	4.88%
2022	5,841	3.43	20,054	0.00%	0.80%	(14.84)%
2021	6,101	4.02	24,594	0.00%	0.80%	(1.32)%

SFT Govt Money Market
2025	12,197	1.75	21,302	3.57%	0.80%	2.81%
2024	13,609	1.70	23,120	4.50%	0.80%	3.77%
2023	15,076	1.64	24,682	4.36%	0.80%	3.64%
2022	16,455	1.58	25,992	1.08%	0.80%	0.32%
2021	18,015	1.57	28,367	0.00%	0.80%	(0.79)%

SFT Index 500 Cl 2
2025	1,457	28.24	42,183	0.00%	0.80%	16.36%
2024	1,457	24.27	36,252	0.00%	0.80%	23.45%
2023	2,422	19.66	48,327	0.00%	0.80%	24.72%
2022	2,953	15.76	47,109	0.00%	0.80%	(19.12)%
2021	3,088	19.49	60,873	0.00%	0.80%	27.01%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of expenses assessed by the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Sub-Account does not record investment income.

**

This ratio represents the annualized contract expenses of the Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to a contract owner’s account through the redemption of units and expenses of the underlying fund are excluded.

***

These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

13	(Continued)

Variable Fund D

Notes to Financial Statements

(8)	Subsequent Events

Management has evaluated subsequent events through March 20, 2026, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

14

MINNESOTA LIFE INSURANCE COMPANY

Statutory Financial Statements

and Financial Statement Schedules

December 31, 2025

KPMG LLP Suite 600 350 N. 5th Street Minneapolis, MN 55401

Independent Auditors’ Report

The Board of Directors and Stockholder

Minnesota Life Insurance Company:

Opinions

We have audited the financial statements of Minnesota Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories, the summary investment schedule and the schedule of supplemental reinsurance risks interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota Department of Commerce. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Minneapolis, Minnesota

March 26, 2026

MINNESOTA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2025 and 2024

(in thousands)

Admitted Assets	2025	2024

Bonds	$22,705,113	$21,839,496

Common stocks	457,756	425,477

Mortgage loans, net	5,706,013	5,777,094

Derivative instruments	1,510,337	1,000,352

Other invested assets	1,787,961	1,819,072

Policy loans	1,417,430	1,140,199

Investments in affiliated companies	601,631	546,243

Cash, cash equivalents and short-term investments	371,897	353,429

Total invested assets	34,558,138	32,901,362

Premiums deferred and uncollected	166,574	160,171

Current income tax recoverable	51,276	45,754

Deferred income taxes	295,063	200,721

Other assets	686,980	634,007

Total assets, excluding separate accounts	35,758,031	33,942,015

Separate account assets	30,314,825	29,478,601

Total assets	$66,072,856	$63,420,616

Liabilities and Capital and Surplus

Liabilities:

Policy reserves:

Life insurance	$17,191,387	$16,114,491

Annuities and other fund deposits	10,162,118	10,278,883

Accident and health	141,395	214,957

Policy claims in process of settlement	545,494	485,364

Dividends payable to policyholders	2,602	2,603

Other policy liabilities	1,963,839	1,704,586

Asset valuation reserve	489,520	473,470

Accrued commissions and expenses	167,429	186,260

Other liabilities	1,528,723	1,173,173

Total liabilities, excluding separate accounts	32,192,507	30,633,787

Separate account liabilities	30,314,825	29,478,601

Total liabilities	62,507,332	60,112,388

Capital and surplus:

Common stock, $1 par value, 5,000,000 shares authorized, issued and outstanding	5,000	5,000

Additional paid in capital	596,540	596,540

Surplus notes	—	118,000

Unassigned surplus	2,963,984	2,588,688

Total capital and surplus	3,565,524	3,308,228

Total liabilities and capital and surplus	$66,072,856	$63,420,616

See accompanying notes to statutory financial statements.

MINNESOTA LIFE INSURANCE COMPANY

Statutory Statements of Operations and Capital and Surplus

Years ended December 31, 2025, 2024 and 2023

(in thousands)

Statements of Operations	2025	2024	2023

Revenues:

Premiums	$3,738,341	$3,506,490	$2,875,862

Annuity considerations	1,825,502	1,334,144	1,459,890

Net investment income	1,240,079	1,127,447	1,045,350

Investment management, administration and contract guarantee fees	132,191	130,901	136,842

Other income	271,005	258,285	395,477

Change in modified coinsurance on separate accounts	(308,436)	40,083	1,891,277

Total revenues	6,898,682	6,397,350	7,804,698

Benefits and expenses:

Policyholder benefits	4,556,926	5,661,200	4,208,208

Increase in policy reserves	949,688	1,392,156	1,405,294

General insurance expenses and taxes	475,309	443,929	573,165

Salaries and wages	257,799	267,824	260,823

Group service and administration fees	98,525	85,592	78,974

Commissions	587,639	598,260	558,149

Separate account transfers, net	350,349	(1,840,467)	(989,703)

Change in modified coinsurance on separate accounts	(308,436)	40,083	1,891,277

Total benefits and expenses	6,967,799	6,648,577	7,986,187

Loss from operations before dividends, federal income taxes and net realized capital gains (losses)	(69,117)	(251,227)	(181,489)

Dividends to policyholders	2,751	2,792	2,869

Loss from operations before federal income tax benefit and net realized capital gains (losses)	(71,868)	(254,019)	(184,358)

Federal income tax benefit	(51,948)	(48,987)	(85,731)

Loss from operations before net realized capital gains (losses)	(19,920)	(205,032)	(98,627)

Net realized capital gains (losses), net of transfers to interest maintenance reserve and federal income taxes	178,150	251,240	(74,400)

Net income (loss)	$158,230	$46,208	$(173,027)

Statements of Capital and Surplus

Capital and surplus, beginning of year	$3,308,228	$3,275,960	$3,284,929

Net income (loss)	158,230	46,208	(173,027)

Net change in unrealized capital gains and losses	138,880	(1,846)	192,208

Net change in deferred income tax	58,400	236,480	97,926

Change in asset valuation reserve	(16,050)	(34,398)	(102,914)

Net change in separate account surplus	256	173	672

Dividends to stockholder	(2,488)	(5,000)	(104,993)

Change in unauthorized reinsurance	2,408	(1,667)	(249)

Change in non-admitted assets	61,778	(102,239)	(23,029)

Change in reserves due to change in valuation basis	63,119	(68,888)	8,470

Capital contribution	—	30,000	250,000

Surplus notes repayment	(118,000)	—	—

Other, net	(89,237)	(66,555)	(154,033)

Capital and surplus, end of year	$3,565,524	$3,308,228	$3,275,960

See accompanying notes to statutory financial statements.

MINNESOTA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025, 2024 and 2023

(in thousands)

Cash Flow from Operating Activities	2025	2024	2023

Revenues:

Premiums and annuity considerations	$5,799,878	$5,178,016	$4,985,330

Net investment income	1,220,642	1,116,945	1,060,381

Total receipts	7,020,520	6,294,961	6,045,711

Benefits and expenses paid:

Policyholder benefits	4,529,163	5,640,537	4,538,522

Dividends to policyholders	840	87	2,090

Commissions and expenses	1,366,217	1,318,513	1,334,951

Separate account transfer, net	311,201	(1,824,864)	(1,169,405)

Federal income taxes	5,244	62,418	(110,566)

Total payments	6,212,665	5,196,691	4,595,592

Cash provided from operations	807,855	1,098,270	1,450,119

Cash Flow from Investing Activities

Proceeds from investments sold, matured or repaid:

Bonds	3,158,355	2,875,650	1,775,093

Common stocks	392,436	128,973	194,978

Mortgage loans	610,827	382,603	426,417

Derivative instruments	401,865	406,187	296,299

Other invested assets	141,667	152,120	100,430

Separate account redemptions	—	250	8,218

	4,705,150	3,945,783	2,801,435

Cost of investments acquired:

Bonds	4,054,216	3,937,057	2,163,438

Common stocks	403,232	165,299	143,359

Mortgage loans	539,945	600,628	724,650

Derivative instruments	353,961	190,248	361,963

Other invested assets	144,768	141,224	152,449

Separate account investments	—	(2,000)	(11,950)

Securities in transit, net	(2,977)	(3,686)	83,340

Other provided, net	272,331	244,718	320,156

	5,765,476	5,273,488	3,937,405

Cash applied to investing	(1,060,326)	(1,327,705)	(1,135,970)

Cash Flow from Financing and Miscellaneous Activities

Borrowed money, net	(118,000)	—	(120,000)

Net deposits on deposit-type contract funds	339,479	34,792	(109,763)

Dividend paid to stockholder	—	—	(100,000)

Capital contribution	—	30,000	250,000

Other cash provided (applied)	49,460	3,298	82,530

Cash provided by financing	270,939	68,090	2,767

Reconciliation of Cash, Cash Equivalents and Short-term Investments

Net change in cash, cash equivalents and short-term investments	18,468	(161,345)	316,916

Beginning of the year	353,429	514,774	197,858

End of the year	$371,897	$353,429	$514,774

See accompanying notes to statutory financial statements.

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(in thousands)

(1)	Nature of Operations

Organization and Description of Business

Minnesota Life Insurance Company (the Company), a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG), both directly and through its subsidiaries and controlled affiliates, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

The Company, which operates in the United States, generally offers the following types of products:

•	Fixed, indexed and variable universal life, term life and whole life insurance products to individuals through independent channel partners.
•	Immediate and deferred annuities, with fixed, indexed, and variable investment options through independent channel partners.
•	Group term life insurance and other group voluntary products to private and public employers.
•	Retirement options and pension risk transfer (PRT) to employers, pension plan sponsors and investment firms through independent channel partners as well as direct relationships.
•	Life insurance protection through banks, credit unions, and finance companies.

(2)	Summary of Significant Accounting Policies

The accompanying statutory financial statements of Minnesota Life Insurance Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has one material statutory accounting practice that differs from those of the state of Minnesota or the NAIC accounting practices. See note 13 Capital and Surplus and Dividends for discussion of statutory dividend limitations. These practices differ from U.S. generally accepted accounting principles (GAAP).

The more significant differences, of which the aggregate effects are material, are as follows:

•

Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and amortized on a constant level basis over the estimated term of the related contracts.

•

GAAP requires that sales inducements are deferred and amortized on a constant level basis over the estimated term of the related policy utilizing the same methodology and assumptions used to amortize deferred policy acquisition costs. A separate asset related to sales inducements is not allowed under statutory reporting.

•	Certain assets are designated as “non-admitted” and changes in such amounts are charged directly to unassigned surplus.

•

Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Changes in policy reserves are recorded through income. Under GAAP, policy reserves are based on best estimate assumptions for mortality, interest, lapses and withdrawals that are updated at least annually to reflect current experience. Changes in policy reserves due to changes in the interest rate assumption are recorded through other comprehensive income. All other changes in policy reserves are recorded through income.

(Continued)
7

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•

The Company is required to establish an asset valuation reserve (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan net realized capital gains or losses not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus unless the Company adopts the limited-time exception to admit net negative IMR. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a GAAP basis.

•

Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the NAIC. GAAP generally requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through net income, or available-for-sale securities, which are reported at fair value through equity.

•

Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. GAAP generally requires common stocks and preferred stocks to be reported at fair value through earnings.

•	Bonds that have been assigned the NAIC Category 6 designation are carried at the lower of fair value or cost. There are no such requirements on a GAAP basis.

•

A valuation allowance is established for mortgage loans when it is probable that the Company will not be able to collect the amounts due under the contractual terms of the loan. Under GAAP, an allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans.

•

Undistributed income and capital gains and losses for limited partnership alternative investments are reported in capital and surplus as unrealized gains and losses until realized. Under GAAP, specialized accounting treatment for investment companies requires unrealized gains and losses on these alternative investments to be included in earnings.

•

Investments in subsidiaries are carried at the audited net equity values as prescribed by the NAIC. Changes in equity values related to earnings are reflected in surplus, and other equity changes are reflected in surplus as charges or credits to unrealized gains and losses. GAAP requires subsidiaries and certain variable interest entities to be consolidated.

•

Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus. Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in earnings or other comprehensive income.

•

In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

•

Goodwill is admitted subject to a 10% limitation on surplus and amortized over the useful life of the goodwill, not to exceed 10 years. Under GAAP, goodwill, which is considered to have an indefinite useful life, is tested using either a qualitative or quantitative approach for impairment and a loss is recorded, when appropriate.

•	Surplus notes are classified as capital and surplus. Under GAAP, surplus notes are classified as liabilities.

•

Rental income on home office properties owned by the Company is recognized by the Company and a similar amount of rental expense is recognized as a charge for the related office space. Under GAAP, there is no recognition of either rental income or rental expense on home office properties owned by the Company.

•	Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.

(Continued)
8

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•

Reinsurance agreements that have any insurance risk are accounted for as reinsurance, whereas under GAAP only reinsurance agreements that have significant insurance risk are accounted for as reinsurance otherwise they are accounted for using a deposit method.

•	The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.

•

Nontraditional life products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.

•	The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.

•

The calculation of reserves and transfers in the Separate Account Statement requires the use of a Commissioners’ Annuity Reserve Valuation Method (CARVM) allowance on annuities and a Commissioners’ Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.

•

Derivative instruments are recorded at fair value or amortized cost. Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.

•

A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.

•

Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.

•

Separate account assets and liabilities include modified guaranteed annuity (MGA), PRT and registered index linked annuity (RILA) products. These products are classified as general account products on a GAAP basis due to the investment performance not being passed to the policyholder. Under GAAP, liabilities are reported in either policy and contract balances or in future policy and contract benefits and assets reported within invested assets.

(Continued)
9

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•

The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder a return of no less than one of the following upon a qualifying event: (a) total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization. Under GAAP, these guarantees are measured at fair value as market risk benefits. No such requirement exists for statutory reporting.

•

The Company also issues universal life and variable universal life contracts where the Company provides to the contractholder a no-lapse guarantee and a long term care benefit which result in benefits in excess of account value. Statutory reserving methodologies consistent with other policy reserves and state requirements are established connected to these guarantees. GAAP requires the calculation of an additional liability related to these guarantees, specifically where product features produce an earnings pattern of profits followed by losses. Certain guarantees are considered embedded derivatives for GAAP. A separate reserve or an embedded derivative related to these guarantees is not required in statutory reporting.

•

The Company also issues certain fixed indexed annuity and indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.

The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

New Accounting Pronouncements

In August 2025, the NAIC adopted revisions to Interpretation (INT) 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, which extended the effective date of the interpretation to December 31, 2026 and added additional requirements and clarifications. INT 23-01 provides an optional, limited-time exception to the guidance in Statements of Statutory Accounting Principles (SSAP) No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, permitting a net negative Interest Maintenance Reserve (IMR) to be reported as an admitted asset, subject to certain qualifications and limitations, with an equal amount reported as special surplus funds. The Company adopted INT 23-01 during 2025, resulting in an increase to admitted assets and income of $38,398. See Note 5, Investments, for additional disclosures.

In February 2025, the NAIC adopted revisions to SSAP No. 56, Separate Accounts, to clarify recognition and measurement guidance related to activities of certain separate accounts for which assets are reported at values other than fair value. These updates were effective as of January 1, 2026, with early adoption permitted. The Company early adopted the updated guidance effective upon its issuance with no impact to previously reported amounts.

In 2023 and 2024, the NAIC adopted revisions to SSAP No. 26, Bonds and SSAP No. 43, Loan-Backed and Structured Securities, establishing a Principles-Based Bond Definition (PBBD) for determining whether an investment qualifies for reporting as a bond under statutory accounting principles. Under the revised guidance, an investment qualifies as a bond if it represents a creditor relationship with a fixed schedule of payments and meets the criteria for classification as either an issuer credit obligation or an asset-backed security. Investments that do not meet the revised bond definition are accounted for in accordance with other applicable statutory accounting guidance. The guidance became effective January 1, 2025. The Company adopted the revised guidance as of that date. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

(Continued)
10

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Permitted Practice

The Company has received a permitted practice from the Minnesota Department of Commerce to use a modified 1959 Accidental Death Benefit table, and the net effect is immaterial for reporting purposes.

The Company has been granted a permitted accounting practice, effective January 1, 2023, from the Minnesota Department of Commerce to reflect changes in discretionary liabilities held on certain indexed universal life policies through surplus in Other, net in statutory statements of operations and capital and surplus instead of through net income as would be required under NAIC SAP. This permitted practice resulted in a pre-tax increase (decrease) to net income of $21,000, $(5,000) and $189,000 for the years ended December 31, 2025, 2024 and 2023, respectively, and had no impact on the Company’s surplus or risk-based capital.

Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder. Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

Valuation of Investments and Net Investment Income

Bonds and stocks are valued as prescribed by the NAIC. Bonds include debt instruments classified as either issuer credit obligations (ICO) or asset-backed securities (ABS). ICOs are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any other-than-temporary impairment (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value. The Securities Valuation Office identified bond exchange-traded funds are reported at fair value.

Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $14,355 at December 31, 2024, which were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

ABSs are stated at either amortized cost or the lower of amortized cost or discounted cash flows. The Company’s ABSs are reviewed quarterly, and as a result, the carrying value of an ABS may be reduced to reflect changes in valuation resulting from discounted cash flow information. ABSs that have been assigned the NAIC category 6 designation are written down at the lower of fair value or cost. The Company uses a third-party pricing service in assisting the Company’s determination of the fair value of most ABSs. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings. The retrospective adjustment method is used to record investment income on all non-impaired securities except for interest-only securities or other non-investment grade securities where the yield had become negative. Investment income is recorded using the prospective method on these securities.

For ABSs, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. For ABSs that have a recognized OTTI, the adjusted cost basis is prospectively amortized over the remaining life of the security based on the amount and timing of future estimated cash flows. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Securities Valuation Office (SVO) identified funds, which consist of exchange traded funds (ETF) that qualify for bond treatment, are carried at fair value.

Common stocks are carried at fair value except for investments in stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more, which are carried on an equity basis.

(Continued)
11

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Valuation of Investments and Net Investment Income (Continued)

The Company recognizes interest income as earned and recognizes dividend income on unaffiliated common stocks upon declaration of the dividend. Investment income is reported net of related investment expenses. For the years ended December 31, 2025, 2024 and 2023, bond net investment loss included ($3,945), ($4,111) and $(4,011) of prepayment penalties and acceleration fees, respectively, generated as a result of 29, 27 and 18 CUSIPs, respectively, sold, redeemed, tendered or otherwise disposed as a result of a callable feature.

Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. Redeemable preferred stocks continue to be carried at cost less any OTTI. All preferred stock is classified as other invested assets on the statutory statements of admitted assets, liabilities, and capital and surplus.

Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 5.10% to 6.77% during 2025. In 2025, the maximum percentage of any one loan to the value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 61%.

The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on loans deemed uncollectible is recorded as income when collected. Prepayment penalties are recorded to net investment income when collected.

Alternative investments include limited partnership investments in private equity funds and mezzanine debt funds. These investments are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus at the amount invested using the equity method of accounting. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Income distributed from these alternative investments is included in net investment income or net realized capital gains (losses) on the statutory statements of operations based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts held by the investee are recorded, based on the Company’s ownership share, as unrealized capital gains or losses on the statutory statements of operations and capital and surplus. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statement issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

Real estate is carried at cost less accumulated depreciation, adjusted for any OTTI losses taken. Real estate is included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Estimated losses are directly recorded to the carrying value of the asset and recorded as realized losses in the statutory statements of operations. Depreciation is computed principally on a straight-line basis.

The Company’s investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through 6 are reported at the lesser of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note’s carrying value and the fair value and is reported in earnings.

Policy loans are carried at the outstanding loan balance which includes any interest over 90 days past due. Loan balances unsecured by the cash surrender value of the policy and accelerated payment benefits are non-admitted assets which totaled $1,213 and $4,516 as of December 31, 2025 and 2024, respectively.

(Continued)
12

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Valuation of Investments and Net Investment Income (Continued)

Investments in subsidiary companies are accounted for using the equity method and are carried as investments in affiliated companies or as other invested assets, in the case of limited liability companies, in the statutory statements of admitted assets, liabilities and capital and surplus. The Company records changes in its equity in its subsidiaries as credits or charges to capital and surplus. Insurance subsidiaries are recorded using statutory accounting principles. Non-insurance subsidiaries not engaged in prescribed insurance activities are recorded using audited GAAP results. Investments in limited liability subsidiaries included in other invested assets totaled $187,860 and $186,390 at December 31, 2025 and 2024, respectively.

Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at amortized cost. Short-term investments at December 31, 2025 and 2024 totaled $0 and $0, respectively.

Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation insurance limit.

Derivative Instruments

The Company uses a variety of derivatives, including swaps, swaptions, forwards, floors, caps, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company’s financial instruments. The Company currently enters into derivative transactions in which hedge accounting is applied and others that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Foreign currency swap derivative instruments which qualify and have been designated as fair value accounting hedges are expected to be highly effective and are reported in the financial statements consistent with the hedged item. Changes in the statement value of the foreign currency swaps due to changes in foreign currency rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain/loss consistent with the hedged item.

Derivative instruments for which hedge accounting is not applied are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Interest income generated by derivative instruments is reported in net investment income on the statutory statements of operations.

Several life insurance and annuity products in the Company’s liability portfolio contain investment guarantees that create economic exposure to market and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, lifetime income guarantees on fixed indexed annuities, a guaranteed payout floor on a variable payout annuity, and indexed interest credits on both fixed indexed annuity and fixed indexed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded and over-the-counter (OTC) options in its efforts to minimize the financial risk associated with these product guarantees.

Realized and Unrealized Capital Gains and Losses

Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income (loss). Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in net realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

(Continued)
13

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Realized and Unrealized Capital Gains and Losses (Continued)

Under the Company’s accounting policy for ABSs, if the Company has the intent to sell or the inability or lack of intent to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security’s amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s original effective interest rate.

For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company’s intent to sell the security and current economic conditions.

For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an OTTI has occurred, the entire difference between NAIC fair value and the common stock’s cost is charged to earnings. When assessing for OTTI the Company considers the length of time a stock has been in an unrealized loss position, the magnitude of the unrealized loss, and information on the investee’s current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

The Company evaluates its alternative investments on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not be recovered, the cost of the investment is written down and an OTTI is recorded in net realized capital gains (losses) on the statutory statements of operations.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

The Company may, from time to time, sell invested assets subsequent to the statutory statements of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statements of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company’s intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statements of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company’s liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statements of admitted assets, liabilities and capital and surplus dates for either December 31, 2025 or 2024.

The Company recognizes valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

(Continued)
14

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Realized and Unrealized Capital Gains and Losses (Continued)

For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers’ financial difficulties. The types of concessions may include a permanent or temporary modification of the interest rate, payment deferrals, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

Separate Accounts

Separate account assets represent segregated funds administered and invested by both an unaffiliated asset management firm and an affiliate of the Company in support of the Company’s MGA, PRT, RILA, retirement plan, variable annuity, and variable life insurance policyholders and contractholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned. All separate account assets maintained by the Company are legally insulated.

For the Company’s PRT and RILA separate accounts, the general account will fund payments if the associated separate account assets are insufficient. Assets supporting these separate accounts consist principally of fixed income assets and are carried at amortized cost. The Company’s other separate accounts are principally non-guaranteed and the assets supporting these products consist primarily of marketable securities reported at fair value.

Included within other liabilities on the statutory statements of admitted assets, liabilities, and capital and surplus are the allowances for CARVM and CRVM. As of December 31, 2025 and 2024, the CARVM and CRVM allowances were $(247,617) and $(270,569), respectively.

Software Capitalization

Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized software costs of $75,768 and $86,180 as of December 31, 2025 and 2024, respectively, all of which is non-admitted, and amortized software expense of $22,316, $22,992 and $22,437 for the years ended December 31, 2025, 2024 and 2023, respectively.

Non-admitted Assets

Certain assets, designated as “non-admitted assets” (principally deferred taxes that do not meet admissibility testing, investments in affiliated companies, furniture, equipment, computer software and certain receivables), amounting to $266,550 and $328,328 at December 31, 2025 and 2024, respectively, have been charged to capital and surplus.

Reinsurance

Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums, and are included in other assets on the statutory statements of admitted assets, liabilities and capital and surplus. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Modified coinsurance receivables and payables on separate accounts are presented within separate account assets and liabilities on the statutory statements of admitted assets, liabilities and capital and surplus, and changes in these amounts are presented in changes in modified coinsurance on separate accounts in revenues and benefits and expenses in the statutory statements of operations and capital and surplus. Reinsurance gains arising from certain reinsurance agreements are deferred to capital and surplus and subsequently amortized into the statements of operations in the proportion to earnings on the underlying business reinsured.

(Continued)
15

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Policy Reserves

Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards and guidelines. Policy reserves generally represent the net present value of future benefits less the present value of future net premiums.

Life insurance policy reserves are calculated primarily using the CRVM. The Company uses the principles-based reserving approach (PBR) prescribed by the NAIC Valuation Manual (VM-20) for new life insurance policies issued on or after January 1, 2020.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At December 31, 2025 and 2024, the amounts of surrender values in excess of reserves were $2,086,348 and $2,029,232, respectively.

For substandard policies, if a flat premium is charged, the reserve is one-half of the extra premium. For reserves determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2025 and 2024, the Company had $5,827,635 and $6,560,615, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation.

Fixed and fixed indexed annuity policy reserves are calculated using the CARVM. Variable annuity policy reserves are based on methods and assumptions specified in NAIC Valuation Manual (VM-21).

Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The Company’s liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

Other policy liabilities include premium deposit funds, funding agreements and experience rated refund balances for certain group life insurance contracts. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value.

During 2025, the Company recorded a change in valuation basis related to certain reserves on accident policies. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $63,119 and is reported in change in reserves due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $10,604; of which $7,953 is included in net change in deferred taxes and $2,651 is included in federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

During 2024, the Company recorded a change in valuation basis related to certain reserves on life insurance products. The change in valuation basis resulted in a cumulative effect adjustment to decrease capital and surplus by $68,888 and is reported in change in reserves due to change in valuation basis on the statutory statements of operations and capital and surplus.

During 2023, the Company recorded a change in valuation basis related to certain reserves on annuity products. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $8,470 and is reported in change in reserves due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $596; of which $447 is included in net change in deferred taxes and $149 is included in federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

Liability for Accident and Health Losses and Loss Adjustment Expenses

The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
16

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Participating Business

Dividends on participating policies and other discretionary payments are declared by the Company’s Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Company’s Board of Directors and up to one year in advance of the payout dates. At December 31, 2025 and 2024, the total participating business in force was $2,630,127 and $2,394,604, respectively. As a percentage of total life insurance in force, participating business in force represented 0.2% at both December 31, 2025 and 2024.

For 2025, 2024 and 2023, direct premiums under individual and group life participating policies were $29,519, $32,221 and $33,510, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2025, 2024 and 2023 in the amount of $7,635, $8,537, and $8,504, respectively, to policyholders and did not allocate any additional income to such policyholders.

Federal Income Taxes

The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company‘s ultimate parent. Entities included in the consolidated return include: Securian Holding Company, Robert Street Property Management, Inc., Securian Financial Group, Inc. (SFG), Securian Casualty Company, Securian Specialty Lines, Inc., Securian Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Asset Management, Inc. (Securian AM), Ochs Inc., 1880 Reinsurance Company, Lowertown Capital, LLC, Empyrean Holding Company, Inc. and its subsidiaries, Securian Holding Company Canada, Inc. and its subsidiaries, and Minnesota Life Insurance Company and its subsidiaries.

Empyrean Holding Company‘s subsidiaries include Empyrean Benefits Solutions, Inc. and Empyrean Insurance Services, Inc.

Minnesota Life‘s subsidiaries include Securian Life Insurance Company, Allied Solutions LLC (Allied) and subsidiaries, Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC and Oakleaf Service Corporation.

The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

(Continued)
17

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statutory statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statutory statements of operations in the period in which they are made.

The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, federal income taxes and pension and other postretirement benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the statutory statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(3)	Risks

The Company’s financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control or are subject to change. As such, actual results could differ from the estimates used in the financial statements and the value of the Company’s investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

•	Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit spreads, real estate, and derivatives.
•	Investment-related risks such as those related to valuation, impairment, and concentration.
•

Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience, reinsurers and counterparties, liquidity, ratings, competition, use of artificial intelligence, cyber or other information security, fraud, and overall risk management.

•	Catastrophic and pandemic event-related risks that may impact policyholder behavior and claims experience, volatility in financial markets and economic activity, and operations.
•	Acquisition, disposition, or other structural change related risks.
•	Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance and other regulation, and accounting standards.

The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4)	Fair Value of Financial Instruments

Financial Assets and Financial Liabilities Reported at Fair Value

The fair value of the Company’s financial assets and financial liabilities has been determined using available market information as of December 31, 2025 and 2024.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(Continued)
18

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy under SSAP 100 - Fair Value. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities.

Level 3 – Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the assets or liabilities.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2025:

	Level 1	Level 2	Level 3	Total

Common stocks	$416,256	$—	$—	$416,256

Preferred stocks	—	12,031	—	12,031

Derivative instruments	335,735	1,167,352	—	1,503,087

Cash equivalents	285,700	—	—	285,700

Separate account assets	29,498,743	194,366	—	29,693,109

Total financial assets	$30,536,434	$1,373,749	$—	$31,910,183

Derivative instruments (1)	$175,997	$688,213	$—	$864,210

Total financial liabilities	$175,997	$688,213	$—	$864,210

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Common stocks	$399,913	$—	$6,564	$406,477

Preferred stocks	346	13,424	—	13,770

Derivative instruments	17,690	982,662	—	1,000,352

Cash equivalents	184,876	—	—	184,876

Separate account assets	29,205,537	271,258	1,806	29,478,601

Total financial assets	$29,808,362	$1,267,344	$8,370	$31,084,076

Derivative instruments (1)	$10,594	$532,149	$—	$542,743

Total financial liabilities	$10,594	$532,149	$—	$542,743

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
19

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

Common and preferred stocks

The Company’s common and preferred stocks consist primarily of investments in publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1. The fair values of stocks based on prices that have significant inputs that are observable in active markets for identical or similar assets are reflected in Level 2. The Company carried a small amount of non-exchange traded common stock classified within Level 3.

Derivative instruments

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company’s derivative positions are traded in the Over-the-Counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow or third party pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company’s valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Cash equivalents

Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1.

Separate account assets

Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available, and generally classify the security as Level 2. In accordance with SSAP 100, valuations for certain mutual funds were reclassified from Level 2 to Level 1 during 2025 as the values are based on reported net asset values provided by fund managers. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

(Continued)
20

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2025:

		Total realized and unrealized gains (losses) included in:
	Balance at beginning of year	Net income (1)	Surplus	Purchases, sales and settlements, net (3)	Transfers in to Level 3 (2)	Transfers out of Level 3 (2)	Balance at end of year

Separate account assets	$1,806	$—	$(1,064)	$(742)	$—	$—	$—

Common stocks	6,564	(4,450)	3,656	(5,770)	—	—	—

Total financial assets	$8,370	$(4,450)	$2,592	$(6,512)	$—	$—	$—

(1)	The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.

(2)	Transfers into/out of Level 3 are primarily due to the availability of observable market prices.

(3)	The following table provides the bifurcation of the net purchases and sales.

The following table provides the bifurcation of the net purchases and sales during the year ended December 31, 2025:

	Purchases	Sales	Settlements	Purchases, sales and settlements, net

Separate account assets	$122	$(864)	$—	$(742)

Common stocks	—	(5,770)	—	(5,770)

Total financial assets	$122	$(6,634)	$—	$(6,512)

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2024:

		Total realized and unrealized gains (losses) included in:
	Balance at beginning of year	Net income (1)	Surplus	Purchases, sales and settlements, net (3)	Transfers in to Level 3 (2)	Transfers out of Level 3 (2)	Balance at end of year

Separate account assets	$1,881	$109	$—	$(185)	$1	$—	$1,806

Common stocks	11,129	—	(4,565)	—	—	—	6,564

Total financial assets	$13,010	$109	$(4,565)	$(185)	$1	$—	$8,370

(1)	The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.

(2)	Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

(3)	The following table provides the bifurcation of the net purchases and sales.

(Continued)
21

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The following table provides the bifurcation of the net purchases and sales during the year ended December 31, 2024:

	Purchases	Sales	Settlements	Purchases, sales and settlements, net

Separate account assets	$178	$(368)	$5	$(185)

Total financial assets	$178	$(368)	$5	$(185)

At December 31, 2024, the Company carried a small amount of Level 3 assets and liabilities which are comprised of separate account assets and common stocks. For separate account assets, the Company uses a discounted cash flow methodology that looks at yield/spread to U.S. Treasuries inputs to price the securities. For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the asset will decrease (increase). The common stock is comprised of non-exchange trade equity securities which the fair value is based on at least one or more significant unobservable inputs.

Financial Assets and Financial Liabilities

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2025:

	Aggregate fair value	Carrying value	Level 1	Level 2	Level 3	Not practicable carrying value

Bonds:

Issuer credit obligations	$16,252,573	$17,884,441	$151,098	$11,532,685	$4,568,790	$—

Asset-backed securities	4,622,158	4,820,672	—	4,276,513	345,645	—

Total bonds	20,874,731	22,705,113	151,098	15,809,198	4,914,435	—

Common stock	416,256	457,756	416,256	—	—	41,500

Preferred stock	90,032	91,635	—	12,031	78,001	—

Mortgage loans	5,441,048	5,706,013	—	—	5,441,048	—

Derivative instruments	1,523,816	1,510,337	335,735	1,188,081	—	—

Policy loans	1,704,533	1,417,430	—	—	1,704,533	—

Cash equivalents	385,662	385,652	385,662	—	—	—

Surplus notes	142,038	189,200	—	142,038	—	—

Other long-term assets	300	300	—	—	300	—

Separate account assets	30,317,947	30,314,825	29,505,091	418,674	394,182	—

Total financial assets	$60,896,363	$62,778,261	$30,793,842	$17,570,022	$12,532,499	$41,500

Deferred annuities	2,445,284	2,539,791	—	—	2,445,284	—

Supplementary contracts without life contingencies	204,439	204,439	—	—	204,439	—

Annuity certain contracts	148,886	149,593	—	—	148,886	—

Derivative liabilities	874,689	887,628	175,997	698,692	—	—

Separate account liabilities	23,913,356	23,913,356	23,718,991	194,365	—	—

Total financial liabilities	$27,586,654	$27,694,807	$23,894,988	$893,057	$2,798,609	$—

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2025:

	Carrying value	Effective interest rate	Maturity date	Explanation for investments held at cost

Common stock	$41,500	N/A	N/A	Nonmarketable Federal Home Loan Bank of Des Moines (FHLB) membership

(Continued)
22

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities (Continued)

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2024:

	$		$		$		$		$		$
	Aggregate fair value		Carrying value		Level 1		Level 2		Level 3		Not practicable carrying value

Bonds:

U.S. government securities		$180,090		$214,209		$180,090		$—		$—		$—

Agencies not backed by the full faith and credit of the U.S. government		241,031		257,517		—		241,031		—		—

Corporate securities		14,668,729		16,739,273		—		10,682,489		3,986,240		—

Asset-backed securities		1,227,410		1,256,787		—		1,130,127		97,283		—

CMBS		1,927,260		2,063,149		—		1,927,260		—		—

RMBS		1,106,239		1,308,561		—		1,095,298		10,941		—

Total bonds		19,350,759		21,839,496		180,090		15,076,205		4,094,464		—

Common stock		406,477		425,477		399,913		—		6,564		19,000

Preferred stock		87,672		91,795		346		13,424		73,902		—

Mortgage loans		5,261,815		5,777,094		—		—		5,261,815		—

Derivative instruments:		1,000,352		1,000,352		17,690		982,662		—		—

Policy loans		1,371,148		1,140,199		—		—		1,371,148		—

Short-term investments		—		—		—		—		—		—

Cash equivalents		422,699		422,667		422,699		—		—		—

Surplus notes		138,940		189,487		—		138,940		—		—

Separate account assets		29,478,601		29,478,601		29,205,537		271,258		1,806		—

Total financial assets		$57,518,463		$60,365,168		$30,226,275		$16,482,489		$10,809,699		$19,000

Deferred annuities		$2,414,472		$2,478,466		$—		$—		$2,414,472		$—

Supplementary contracts without life contingencies		189,821		189,821		—		—		189,821		—

Annuity certain contracts		142,635		146,933		—		—		142,635		—

Derivative liabilities		542,743		542,743		10,594		532,149		—		—

Separate account liabilities		24,540,125		24,540,125		24,267,061		271,258		1,806		—

Total financial liabilities		$27,829,796		$27,898,088		$24,277,655		$803,407		$2,748,734		$—

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2024:

	Carrying value	Effective interest rate	Maturity date	Explanation for investments held at cost

Common stock	$19,000	N/A	N/A	Nonmarketable FHLB membership

(Continued)
23

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Other Than Fair Value

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

Refer to note 2 Summary of Significant Accounting Policies and note 6 Derivative Instruments for additional fair value disclosures concerning bonds, cash equivalents, other invested assets and derivatives.

When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company’s primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the valuation inputs for instruments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing valuation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument’s valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

For instruments where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that instrument. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair value of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

The fair value of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, were calculated using CARVM calculation procedures and current market interest rates. The Company believes this is a reasonable approximation of fair value. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair value of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

The carrying amount of short-term borrowed money approximates the fair value. The fair value of long-term borrowed money is estimated based on primarily the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

(Continued)
24

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Other Than Fair Value (Continued)

Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(5)	Investments

Bonds and Stocks

The Company’s bond portfolio consists primarily of government bonds, public and private corporate bonds, financial asset-backed securities and non-financial asset-backed securities.

The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds. Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.

The Company holds financial asset-backed securities which primarily consist of CMBS and RMBS, as well as loans backed by other financial assets. CMBS may be originated by single or multiple issuers, and are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company’s RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or “private label” issuers. The Company’s RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company’s portfolio consisted of $942,868 and $1,199,214 agency backed RMBS and $211,619 and $109,347 non-agency backed RMBS as of December 31, 2025 and 2024, respectively. The Company’s RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards.

The Company’s other financial asset-backed securities portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, single family rental properties, manufactured housing and other asset class loans.

Non-financial asset-backed securities are backed by cashflows from container leases, auto leases, wireless tower leases and other cash-generating non-financial assets.

(Continued)
25

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds, summarized by asset categories required in the NAIC Annual Statement, were as follows:

	$		$		$		$
December 31, 2025	Admitted asset value		Gross unrealized gains		Gross unrealized losses		Fair value

U.S. government obligations		$177,468		$36		$26,406		$151,098

Other U.S. government obligations		1,884		—		341		1,543

Non-U.S. sovereign jurisdiction securities		44,955		547		861		44,641

Municipal bonds – general obligation		2,017		—		68		1,949

Municipal bonds – special revenue		170,600		469		8,661		162,408

Total government bonds		396,924		1,052		36,337		361,639

Project finance bonds issued by operating entities		587,246		6,643		25,834		568,055

Corporate bonds		14,886,968		129,226		1,657,922		13,358,272

Single entity backed obligations		714,700		13,206		20,842		707,064

Bonds issued by funds representing operating entities		1,298,603		7,730		48,790		1,257,543

Total corporate bonds		17,487,517		156,805		1,753,388		15,890,934

Agency residential mortgage-backed securities – fully guaranteed		44,030		10		6,880		37,160

Agency residential mortgage-backed securities – not/partially guaranteed		898,839		1,297		116,789		783,347

Non-agency residential mortgage-backed securities		211,619		1,587		5,150		208,056

Non-agency commercial mortgage-backed securities		2,193,294		14,484		76,878		2,130,900

Non-agency – CLOs/CBOs/CDOs(1)		314,763		324		124		314,963

Other financial asset-backed securities – self-liquidating		455,978		6,558		2,026		460,510

Equity-backed securities		44,235		—		3,531		40,704

Total financial asset-backed securities		4,162,758		24,260		211,378		3,975,640

Lease-backed securities – practical expedient		79,001		318		121		79,198

Other non-financial asset-backed securities – practical expedient		244,103		12,176		10,172		246,107

Lease-backed securities – full analysis		14,043		86		—		14,129

Other non-financial asset-backed securities – full analysis		320,767		1,580		15,263		307,084

Non-financial asset-backed securities		657,914		14,160		25,556		646,518

Total		$22,705,113		$196,277		$2,026,659		$20,874,731

(1) Collateralized Loan Obligations/Collateralized Bond Obligations/Collateralized Debt Obligations

(Continued)
26

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows (Continued):

	$		$		$		$
December 31, 2024	Admitted asset value		Gross unrealized gains		Gross unrealized losses		Fair value

U.S. government securities		$214,209		$—		$34,119		$180,090

Agencies not backed by the full faith and credit of the U.S. government		257,517		158		16,644		241,031

Corporate securities		16,739,273		68,512		2,139,056		14,668,729

Asset-backed securities		1,256,787		6,121		35,498		1,227,410

CMBS		2,063,149		3,579		139,468		1,927,260

RMBS		1,308,561		404		202,726		1,106,239

Total		$21,839,496		$78,774		$2,567,511		$19,350,759

The admitted asset value and estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	$		$
	Admitted asset value		Fair value

Due in one year or less		$425,889		$423,857

Due after one year through five years		3,150,354		3,092,118

Due after five years through ten years		3,654,620		3,554,789

Due after ten years		10,653,578		9,181,809

		17,884,441		16,252,573

Financial and non-financial asset-backed securities		4,820,672		4,622,158

Total		$22,705,113		$20,874,731

The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

	$	$	$	$
	December 31, 2025
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count

Government bonds	$40,272	$40,813	$541	11

Corporate bonds	1,923,031	1,965,501	42,470	262

Financial asset-backed securities	374,133	375,240	1,107	62

Non-financial asset-backed securities	110,306	115,462	5,156	10

	December 31, 2025
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count

Government bonds	$252,787	$288,583	$35,796	73

Corporate bonds	9,218,357	10,929,275	1,710,918	1,328

Financial asset-backed securities	1,999,439	2,209,710	210,271	383

Non-financial asset-backed securities	214,121	234,521	20,400	33

(Continued)
27

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows (Continued):

	$	$	$	$
	December 31, 2024
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count

U.S. government securities	$7,657	$7,850	$193	5

Agencies not backed by the full faith and credit of the U.S. government	120,071	124,103	4,032	25

Corporate securities	3,156,459	3,279,987	123,528	427

Asset-backed securities	443,793	453,136	9,343	66

CMBS	259,586	262,689	3,103	32

RMBS	223,478	228,175	4,697	105

	December 31, 2024
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count

U.S. government securities	$172,433	$206,359	$33,926	38

Agencies not backed by the full faith and credit of the U.S. government	111,571	124,183	12,612	53

Corporate securities	9,443,395	11,458,923	2,015,528	1,420

Asset-backed securities	369,675	395,830	26,155	120

CMBS	1,381,738	1,518,103	136,365	101

RMBS	836,722	1,034,751	198,029	277

For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2025, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company’s evaluation of investment categories where carrying value exceeds fair value as of December 31, 2025.

Agencies not backed by the full faith and credit of the U.S. government are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

Unrealized losses related to corporate bonds are due to interest rates that are higher, and current market spreads that are wider than at the securities’ respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily-impaired security is expected to be recovered.

ABS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

Government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

(Continued)
28

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The Company’s CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company’s CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. As of December 31, 2025, 100.0% of CMBS securities that were in an unrealized loss position for twelve months or longer were investment grade securities (BBB or better).

The Company’s RMBS portfolio primarily consists of residential mortgages to prime borrowers. As of December 31, 2025, 81.7% of the RMBS portfolio was invested in agency pass-through securities. All RMBS securities that were in an unrealized loss position for twelve months or longer as of December 31, 2025 were investment grade securities (BBB or better). Credit support for the RMBS holdings remains high.

As of December 31, 2025 and 2024, the Company had 5 5GI bonds with a carrying value of $14,686 and fair value of $14,281 and 3 5GI bonds with a carrying value of $7,733 and fair value of $7,149, respectively.

At December 31, 2025 and 2024, bonds with a carrying value of $8,030 and $8,035, respectively, were on deposit with various regulatory authorities as required by law.

The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company’s common stock portfolio totaled $457,756 and $425,477 as of December 31, 2025 and 2024, respectively.

The Company had certain common stocks with a reported fair value lower than the cost of the investment as follows:

	$	$	$	$
	Less than 12 months

	Fair value	Cost	Unrealized losses	Security count

December 31, 2025	$14,558	$15,674	$1,116	17

December 31, 2024	82,066	93,397	11,331	96

	12 months or greater

	Fair value	Cost	Unrealized losses	Security count

December 31, 2025	$7,790	$9,632	$1,842	1

December 31, 2024	26,691	35,298	8,607	14

Common stocks with unrealized losses at December 31, 2025 primarily represent highly diversified publicly traded common stocks that have positive outlooks for near-term future recovery.

The preferred stock portfolio is primarily made up of mandatory redeemable preferred stocks. The carrying value of the Company’s preferred stock portfolio totaled $91,635 and $91,795 as of December 31, 2025 and 2024, respectively.

(Continued)
29

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The Company had certain preferred stocks with a reported fair value lower than the cost of the investment as follows:

	$	$	$	$
	Less than 12 months

	Fair value	Cost	Unrealized losses	Security count

December 31, 2025	$—	$—	$—	—

December 31, 2024	10,376	10,425	49	2

	12 months or greater

	Fair value	Cost	Unrealized losses	Security count

December 31, 2025	$66,290	$68,450	$2,160	7

December 31, 2024	65,146	69,600	4,454	8

Preferred stocks with unrealized losses at December 31, 2025 primarily represent highly diversified preferred stocks that have positive outlooks for near-term future recovery.

Mortgage Loans

The Company underwrites commercial mortgages on general purpose income producing properties. The Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $5,706,013 and $5,777,094 at December 31, 2025 and 2024, respectively.

All of the Company’s commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

The Company participates in programs to sell a percentage of ownership of certain newly originated mortgage loans to third parties in order to diversify and mitigate risk. These transactions are accounted for as sales and the portion of each asset sold is legally isolated from the Company with no exposure of loss. Securian AM services the assets for the third party. Certain portions of mortgage loans totaling $9,390 and $59,155 were sold during 2025 and 2024, respectively.

The following table shows the composition of the Company’s commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

	$		$
	2025		2024

Industrial		$1,646,120		$1,726,765

Office buildings		859,326		841,478

Retail facilities		1,378,113		1,398,927

Apartment		1,555,712		1,553,323

Other		266,742		256,601

Total		$5,706,013		$5,777,094

If information is obtained on commercial mortgage loans that indicates a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan.

(Continued)
30

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Mortgage Loans (Continued)

The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

	$		$		$
	2025		2024		2023

Balance at beginning of year		$—		$3,714		$—

Change in allowance		—		(3,714)		3,714

Balance at end of year		$—		$—		$3,714

The Company had one delinquent loan with a total carrying value of $8,394 at December 31, 2025 and no delinquent loans at December 31, 2024.

The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

There was one restructured loan with a total carrying value of $8,394 and $8,593 in the office buildings class at December 31, 2025 and 2024, respectively. For the years ended December 31, 2025 and 2024, the Company recognized total interest income of $249 and $373, respectively. There were no restructured loans that subsequently defaulted during 2025. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2025.

Alternative Investments

Alternative investments primarily consist of private equity funds and mezzanine debt funds. Alternative investments are diversified by type, general partner, vintage year, and geographic location – both domestic and international.

The Company’s composition of alternative investments by type were as follows:

	$		$		$		$
	December 31, 2025				December 31, 2024
	Carrying value		Percent of total		Carrying value		Percent of total

Alternative investments:

Private equity funds		$837,679		70.4%		$789,602		68.8%

Mezzanine debt funds		351,557		29.6%		358,380		31.2%

Total alternative investments		$1,189,236		100.0%		$1,147,982		100.0%

(Continued)
31

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Investment Income

Net investment income for the years ended December 31 was as follows:

	$		$		$
	2025		2024		2023

Bonds		$923,218		$835,221		$749,815

Common stocks – unaffiliated		14,732		15,574		22,309

Mortgage loans		252,661		230,739		207,275

Policy loans		51,286		41,788		31,431

Short-term investments		10,266		16,777		10,912

Derivative instruments		7,818		3,040		442

Other invested assets		72,514		76,417		127,599

		1,332,495		1,219,556		1,149,783

Amortization of IMR		(9,511)		(6,523)		(5,395)

Investment expenses		(82,905)		(85,586)		(99,038)

Total		$1,240,079		$1,127,447		$1,045,350

Gross due and accrued interest was $270,193 and $243,085 as of December 31, 2025 and 2024, respectively and non-admitted due and accrued income from bonds in default or 90 days past due and non-admitted was $0 and $11 in 2025 and 2024, respectively.

Cumulative paid-in-kind interest of $1,761 and $5,923 as of December 31, 2025 and 2024, respectively, was included in current principal balance of bonds on the statutory statements of admitted assets, liabilities and capital and surplus. There was no deferred interest as of December 31, 2025 and 2024.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds		$(63,763)		$(22,294)		$(39,810)

Common stocks – unaffiliated		59,422		12,554		15,572

Foreign currency exchange		431		(1,861)		(439)

Mortgage loans		(198)		(2,897)		—

Derivative instruments		151,205		240,922		(82,626)

Other invested assets		34,404		56,191		40,894

		181,501		282,615		(66,409)

Amount transferred to (from) the IMR, net of taxes		48,319		15,730		13,662

Income tax benefit (expense)		(51,670)		(47,105)		(21,653)

Total		$178,150		$251,240		$(74,400)

Gross realized gains (losses), on sales of bonds for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds:

Gross realized gains		$5,612		$7,693		$1,964

Gross realized losses		(69,375)		(29,987)		(19,482)

Proceeds from the sales of bonds amounted to $1,733,056, $1,642,067, and $836,207 for the years ended December 31, 2025, 2024 and 2023, respectively.

(Continued)
32

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Realized Capital Gains (Losses) (Continued)

The Company did not recognize any wash sales on common stocks with a NAIC designation of 3 or below, or unrated for the years ended December 31, 2025, 2024 and 2023.

OTTI by asset type recognized in net realized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds:

Corporate securities		$—		$—		$20,436

CMBS		—		—		1,856

Mortgage loans		198		2,897		—

Other invested assets		13,729		3,170		5,407

Total OTTI		$13,927		$6,067		$27,699

In relation to ABS and structured securities, the Company did not recognize any OTTI on the basis of the intent to sell during 2025, 2024 or 2023. The Company did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2025, 2024 or 2023.

Gross and admitted net aggregate net negative IMR was $38,377 as of December 31, 2025. Net negative IMR of $38,398 was related to the general account and net positive IMR of $21 was related to the separate account. Admitted net negative IMR represents 1.2% of general account adjusted surplus of $3,253,284 as of December 31, 2025. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies and asset sales that generated admitted negative IMR were not compelled by liquidity pressures.

Net Unrealized Investment Gains (Losses)

Changes in unrealized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Common stocks – unaffiliated		$(19,943)		$13,389		$1,765

Common stocks – affiliated		55,388		32,787		(17,239)

Other invested assets		31,546		(7,902)		(49,025)

Derivative instruments		70,289		(37,130)		321,637

Other		23,403		(9,924)		(5,633)

Deferred tax asset (liability)		(21,803)		6,934		(59,297)

Total		$138,880		$(1,846)		$192,208

Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

	$	$		$
		2025		2024

Cost			$412,542		$360,319

Gross unrealized gains			48,172		85,096

Gross unrealized losses			(2,958)		(19,938)

Admitted asset value			$457,756		$425,477

(Continued)
33

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions in which hedge accounting is applied and others that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company’s financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company’s cash flows.

Freestanding derivatives are carried on the Company’s statutory statements of admitted assets, liabilities and capital and surplus within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

Hedge accounting is applied to certain foreign currency swaps where the swap is designated as an effective fair value hedge of foreign currency denominated fixed maturity securities. Changes in the statement value of the foreign currency swaps due to changes in foreign currency rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged item.

The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company’s derivative financial instruments held:

	$		$		$		$		$		$		$
			December 31, 2025						December 31, 2024
					Fair value (1)						Fair value
Primary underlying risk exposure	Instrument type		Notional amount		Assets		Liabilities		Notional amount		Assets		Liabilities

Derivatives designated as hedging instruments

Foreign currency		Foreign currency

		swaps		$506,272		$7,250		$23,418		$—		$—		$—

Total derivatives designated as hedging instruments				$506,272		$7,250		$23,418		$—		$—		$—

Derivatives not designated as hedging instruments

Interest rate		Interest rate

		futures		$130,013		$—		$—		$180,618		$—		$—

		forwards		375,000		6,063		1,674		415,000		—		32,300

Foreign currency		Foreign currency

		swaps		—		—		—		220,117		6,831		—

Equity market		Equity market

		futures		644,314		—		—		833,054		—		—

		options		26,340,068		1,497,024		862,537		19,971,150		993,521		510,443

Total derivatives not designated as hedging instruments				$27,489,395		$1,503,087		$887,629		$21,619,939		$1,000,352		$542,743

Total derivatives				$27,995,667		$1,510,337		$911,047		$21,619,939		$1,000,352		$542,743

(1) Carrying value for derivatives designated as hedging instruments

(Continued)
34

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The majority of the freestanding derivatives utilized by the Company are for specific economic hedging programs related to various annuity and life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

Interest rate forwards are used by the Company to economically hedge interest rate risks primarily associated with secondary guarantees on variable annuities. An interest rate forward is an agreement between two parties to exchange a future settlement based upon a predetermined notional amount and forward interest rate.

Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of bonds denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specific intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to economically hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

Equity options are used by the Company to economically hedge certain risks associated with fixed indexed annuity and indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contractholders may elect to rebalance index options at renewal dates. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

Equity options are also used by the Company to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

(Continued)
35

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives:

	$		$		$
	2025
	Net realized gains (losses)		Net investment income		Net change in unrealized capital gains and losses

Derivatives designated as hedging instruments

Foreign currency swaps		$(48)		$7,818		$(22,898)

Total derivatives designated as hedging instruments		(48)		7,818		(22,898)

Derivatives not designated as hedging instruments

Interest rate futures		(6,054)		—		3,072

Interest rate forwards		(33,393)		—		36,689

Equity futures		(24,481)		—		5,945

Equity options		215,181		—		47,481

Total derivatives not designated as hedging instruments		151,253		—		93,187

Total gains (losses) recognized from derivatives		$151,205		$7,818		$70,289

	$		$		$
	2024
	Net realized gains (losses)		Net investment income		Net change in unrealized capital gains and losses

Interest rate futures		$(3,971)		$—		$(5,731)

Interest rate forwards		(43,105)		—		(17,286)

Foreign currency swaps		—		3,040		7,271

Equity futures		47,931		—		(4,726)

Equity options		240,067		—		(16,658)

Total gains (losses) recognized from derivatives		$240,922		$3,040		$(37,130)

(Continued)
36

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives (Continued):

	$		$		$
	2023
	Net realized gains (losses)		Net investment income		Net change in unrealized capital gains and losses
Interest rate futures		$(84,107)		$—		$5,914
Interest rate forwards		—		—		62,949
Foreign currency swaps		—		442		(552)
Foreign currency forwards		(10,551)		—		12,867
Equity futures		13,876		—		(3,039)
Equity options		(1,844)		—		243,498

Total gains (losses) recognized from derivatives		$(82,626)		$442		$321,637

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company’s collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty’s derivatives reaches a predetermined threshold. The Company received collateral from OTC counterparties in the amount of $513,410 and $476,689 at December 31, 2025 and 2024, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral; at December 31, 2025 and 2024, none of the collateral had been sold or re-pledged. The Company delivered collateral to OTC counterparties in the form of fixed maturity securities with a carrying value of $0 and cash collateral of $0 at December 31, 2025. The Company delivered collateral to OTC counterparties in the form of fixed maturity securities with a carrying value of $10,440 and cash collateral of $4,182 at December 31, 2024. The Company delivered collateral for futures contracts and exchange traded options in the form of fixed maturity and equity securities with the carrying value of $104,959 and $64,855 at December 31, 2025 and 2024, respectively. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus. Cash collateral pledged is reported as a receivable in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
37

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(7)	Separate Accounts

For the Company’s PRT and RILA separate accounts for the year ended December 31, 2025, there were no risk charges provided to the general account. The assets backing these products were included in asset-adequacy testing and the Company did not have any assets transfers between the general account and separate accounts other than sales for cash.

For certain products in the separate account, the general account provides a guarantee of certain separate liabilities. For the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account paid $9,872, $7,920, $4,236, $6,487 and $4,084, respectively, on these guarantees. To compensate the general account for the risk taken, the separate account paid risk charges for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 of $50,037, $56,528, $61,788, $67,235 and $70,675, respectively.

Information regarding the separate accounts of the Company was as follows:

	$		$		$		$		$
	Indexed		Non-indexed guarantee less than/ equal to 4%		Non-indexed guarantee more than 4%		Non- guaranteed		Total

Premiums, considerations or deposits for year ended December 31, 2025		$55,027		$2,601		$710,282		$5,920,898		$6,688,808

Reserves at December 31, 2025

For accounts with assets at:

Fair value		$—		$239,040		$—		$29,003,896		$29,242,936

Amortized cost		55,801		2,802		761,255		—		819,858

Total reserves		$55,801		$241,842		$761,255		$29,003,896		$30,062,794

By withdrawal characteristics:

With fair value adjustment		$—		$194,365		$—		$—		$194,365

At book value without market value adjustment and with current surrender charge of 5% or more		55,801		—		—		—		55,801

At fair value		—		44,621		—		28,990,178		29,034,799

Not subject to discretionary withdrawal		—		2,856		761,255		13,718		777,829

Total		$55,801		$241,842		$761,255		$29,003,896		$30,062,794

Reconciliation of net transfer to (from) separate accounts:

2025

Transfers as reported in the summary of operations of the Annual Statement of the Separate Accounts:

Transfers to separate accounts	$6,688,808

Transfers from separate accounts	(9,796,169)

Net transfers to (from) separate accounts	(3,107,361)
Reconciling adjustments:

Investment expenses and other activity not included in transfers out in Annual Statement of the Separate Accounts	(43,336)

Transfer included on Line 8.1 of the Life, Accident & Health Annual Statement	3,589,901

Fees associated with charges for investment management and contract guarantees	(88,855)

Total reconciling adjustments	3,457,710

Total transfers reported in the statutory statements of operations	$350,349

(Continued)
38

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes

Federal income tax expense (benefit) varies from amounts computed by applying the federal income tax rate of 21% to the gain from operations before federal income taxes. The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows

	$		$		$
	2025		2024		2023

Provision computed at statutory rate		$23,023		$6,005		$(47,627)

IMR amortization		1,997		1,370		1,133

Net gain (loss) on reinsurance		(14,194)		(15,303)		8,222

Dividends received deduction		(22,979)		(22,934)		(33,196)

Tax credits		(26,492)		(23,286)		(24,005)

Non-admitted assets		(21,167)		—		(2,893)

Change in valuation allowance		—		(188,000)		(69,000)

Expense adjustments and other		(12,121)		3,786		(1,456)

Total tax		$(71,933)		$(238,362)		$(168,822)

Federal income tax benefit		$(51,948)		$(48,987)		$(85,731)

Tax on capital gains/losses		51,670		47,105		21,653

Change in net deferred income taxes		(71,655)		(236,480)		(104,744)

Total statutory income taxes		$(71,933)		$(238,362)		$(168,822)

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Tax on income		$(25,480)		$(25,422)		$(61,516)

Tax credits		(26,492)		(23,286)		(24,005)

Tax on capital gains/losses		51,670		47,105		21,653

Other taxes		24		(279)		(210)

Total income tax expense		$(278)		$(1,882)		$(64,078)

(Continued)
39

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

The components of the net deferred tax asset as of December 31 were as follows:

	$	$	$
December 31, 2025	Ordinary	Capital	Total

Gross deferred tax assets	$562,396	$41,782	$604,178

Deferred tax assets non-admitted	(64,005)	—	(64,005)

	498,391	41,782	540,173

Deferred tax liabilities	(123,587)	(121,523)	(245,110)

Net admitted deferred tax asset	$374,804	$(79,741)	$295,063

December 31, 2024	Ordinary	Capital	Total

Gross deferred tax assets	$510,766	$24,796	$535,562

Deferred tax assets non-admitted	(121,578)	—	(121,578)

	389,188	24,796	413,984

Deferred tax liabilities	(113,446)	(99,817)	(213,263)

Net admitted deferred tax asset	$275,742	$(75,021)	$200,721

	Change ordinary	Change capital	Change total

Gross deferred tax assets	$51,630	$16,986	$68,616

Deferred tax assets non-admitted	57,573	—	57,573

	109,203	16,986	126,189

Deferred tax liabilities	(10,141)	(21,706)	(31,847)

Net admitted deferred tax asset	$99,062	$(4,720)	$94,342

The amounts of adjusted gross deferred tax assets admitted as of December 31 were as follows:

	$		$		$
December 31, 2025	Ordinary		Capital		Total

Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$—		$—

Adjusted gross deferred tax assets expected to be realized within three years		265,616		29,447		295,063

Adjusted gross deferred tax assets offset by gross deferred tax liabilities		232,775		12,335		245,110

Deferred tax assets admitted		$498,391		$41,782		$540,173

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2025 was  $295,063.

	$		$		$
December 31, 2024	Ordinary		Capital		Total

Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$—		$—

Adjusted gross deferred tax assets expected to be realized within three years		187,822		12,899		200,721

Adjusted gross deferred tax assets offset by gross deferred tax liabilities		201,366		11,897		213,263

Deferred tax assets admitted		$389,188		$24,796		$413,984

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2024 was  $200,721.

(Continued)
40

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

	$		$
	2025		2024

Ratio percentage		940%		962%

Capital and surplus used		$4,074,745		$3,799,587

As of December 31, 2025 and 2024, the availability of tax planning strategies resulted in no change to the Company’s adjusted gross deferred tax assets and net admitted deferred tax assets.

The Company did not use any reinsurance tax planning strategies.

The tax effects of temporary differences that give rise to the Company’s net deferred federal tax asset as of December 31 were as follows:

	$		$
	2025		2024

Deferred tax assets:

Ordinary:

Policyholder liabilities		$200,871		$186,775

Deferred acquisition costs		205,408		195,891

Pension and postretirement benefits		43,098		37,867

Non-admitted assets		66,502		45,334

Other		46,517		44,899

Gross ordinary deferred tax assets		562,396		510,766

Valuation allowance		—		—

Non-admitted ordinary deferred tax assets		(64,005)		(121,578)

Admitted ordinary deferred tax asset		498,391		389,188

Capital:

Investments		41,777		24,796

Other		5		—

Gross capital deferred tax assets		41,782		24,796

Non-admitted capital deferred tax assets		—		—

Admitted capital deferred tax asset		41,782		24,796

Admitted deferred tax assets		540,173		413,984

Deferred tax liabilities:

Ordinary:

Investments		17,597		16,730

Fixed assets		8,021		8,145

Policyholder liabilities		8,486		7,329

Computer software		9,987		6,970

Other		79,496		74,272

Gross ordinary deferred tax liabilities		123,587		113,446

Capital:

Investments		—		162

Net unrealized capital gains		121,459		99,655

Other		64		—

Gross capital deferred tax liabilities		121,523		99,817

Gross deferred tax liabilities		245,110		213,263

Net deferred tax asset		$295,063		$200,721

(Continued)
41

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

As of December 31, 2025 and 2024, management determined that no valuation allowance was required.

The change in net deferred income taxes is comprised of the following:

	$		$		$
	2025		2024		Change

Total deferred tax assets		$604,178		$535,562		$68,616

Total deferred tax liabilities		(245,110)		(213,263)		(31,847)

Change in net deferred income tax		$359,068		$322,299		36,769

Tax effect of deferred tax asset / deferred tax liability on unrealized capital gains (losses)						21,803

Tax effect of deferred tax asset on liability for pension benefits						(172)

Net change in deferred income tax						58,400

Tax effect of statutory reserve surplus adjustment on deferred tax asset						13,255

Change in net deferred income tax asset						$71,655

As of December 31, 2025, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards. Total capital income taxes incurred in the current and prior years of $83,251 are available for recovery in the event of future net losses.

No aggregate deposits were reported as admitted assets under Section 6603 of the IRS Code as of December 31, 2025.

A reconciliation of the beginning and ending balances of unrecognized tax benefits are as follows:

	$		$
	2025		2024

Balance at beginning of year		$2,054		$2,268

Additions based on tax positions related to current year		330		450

Reductions for tax positions of prior years		(395)		(664)

Balance at end of year		$1,989		$2,054

Included in the balance of unrecognized tax benefits at December 31, 2025 are potential benefits of $1,989 that, if recognized, would affect the effective tax rate on income from operations.

As of December 31, 2025, accrued interest and penalties of $208 are recorded as current income tax liabilities on the statutory statements of admitted assets, liabilities and capital and surplus and $43 is recognized as a current income tax expense on the statutory statements of operations.

At December 31, 2025, the Company does not expect a significant increase in tax contingencies within the next 12 months.

The Company is a non-applicable reporting entity for the purposes of the Corporate Alternative Minimum Tax for the reporting period ending December 31, 2025.

All tax years through 2021 are closed. The IRS has not stated an intention to audit the Company’s 2022, 2023 or 2024 consolidated tax return.

(Continued)
42

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions

The Company has investment advisory agreements with an affiliate, Securian AM. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $33,363, $33,423 and $33,841 in 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, the amount due to Securian AM under these agreements was $8,737 and $8,756, respectively.

The Company also has an agreement with SFS, an affiliated broker-dealer. Under this agreement, SFS was the distributor of the Company’s fixed and variable annuity, variable life and certain life and annuity indexed products through a majority of 2023 and SFS remains the distributor of the Company’s variable life and annuity products. Fees paid by the Company for the performance of compliance functions for these products totaled $4,766, $5,211 and $1,628 for the years ended December 31, 2025, 2024 and 2023, respectively. The Company also recognized commission expense of $108,145, $98,607 and $98,286 for the years ended December 31, 2025, 2024 and 2023, respectively. The Company recognized commissions payable to SFS in the amounts of $9,298 and $6,348 at December 31, 2025 and 2024, respectively.

Under an assignment agreement with SFS, 12(b)-1 fees from the affiliated Securian Funds Trust Funds and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2025, 2024 and 2023, the amounts transferred were $15,287, $14,503 and $13,653, respectively, and is included in other income in the statements of operations.

The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, employee compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates. At December 31, 2025 and 2024, the amount payable to the Company was $83,182 and $65,112, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2025, 2024 and 2023 were $180,990, $182,082 and $211,606, respectively. In addition, the Company has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2025, 2024 and 2023 was $20,559, $26,399 and $14,738, respectively, and the amount payable to SFG at December 31, 2025 and 2024 was $26,792 and $15,497, respectively. Settlements are made quarterly.

The Company has two group variable universal life and other individual universal life policies with SFG. The Company received premiums of $2,269, $0 and $2,616 in 2025, 2024 and 2023, respectively, for these policies. The Company paid claims totaling $4,130, $0, and $6,120 in 2025, 2024, and 2023, respectively. As of December 31, 2025 and 2024, reserves held under these policies were $138,470 and $125,273, respectively.

Allied provides its customers with certain insurance coverage that is underwritten by the Company. The Company paid commissions related to these policies in the amount of $14,452, $6,059 and $11,766 in 2025, 2024 and 2023, respectively.

The Company has an agreement with Securian Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Securian Life or Securian Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company. Upon issuance of the individual life policy, the Company either receives from or pays to Securian Life a conversion charge. For the years ended December 31, 2025, 2024 and 2023, the Company recognized $(296), $318 and $1,191, respectively of net income (expense) from conversions. The amount receivable from Securian Life at December 31, 2025 and 2024 was $31 and $55, respectively. These amounts are settled quarterly.

The Company has an agreement with Securian Life, whereby Securian Life assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to the Company in exchange for a fixed percentage allowance based on the premium reinsured. Under this agreement, which is settled quarterly, the Company recognized expenses of $689, $7,569 and $13,628 recorded in general insurance expenses and taxes on the statutory statements of operations for the years ended December 31, 2025, 2024 and 2023, respectively, and the amount due from Securian Life at December 31, 2025 and 2024 was $492 and $1,248, respectively. Depending on Securian Life’s mortality experience in any given year, the fixed percentage allowance paid by the Company can be favorable or unfavorable in relation to the profit commission Securian Life has forgone from the unrelated third party reinsurer and assigned to the Company.

The Company sells a percentage of ownership of newly originated mortgage loans to Securian Life. For the years ended December 31, 2025 and 2024, the Company sold $9,390 and $59,155, respectively, of mortgage loans to Securian Life.

(Continued)
43

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions (Continued)

The Company has a reinsurance agreement with Securian Life, whereby the Company assumes certain Group business from Securian Life. Activity is settled monthly. As of December 31, the Company recognized the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Securian Life:

	$		$
	2025		2024

Admitted assets:

Premiums deferred and uncollected		$186,119		$169,622

Total assets		$186,119		$169,622

Liabilities

Policy reserves:

Life insurance		$136,791		$121,208

Accident and health		2,790		2,672

Policy claims in process of settlement		335,121		326,624

Other policy liabilities		533		286

Accrued commissions and expenses		18,387		16,775

Total liabilities		$493,622		$467,565

For the years ending December 31, the Company recognized the following activity, before federal income tax expense (benefit), related to this agreement within the following line items of the statutory statements of operations:

	$		$		$
	2025		2024		2023

Revenues:

Premiums		$1,228,236		$1,044,532		$880,554

Total revenues		1,228,236		1,044,532		880,554

Benefits and expenses:

Policyholder benefits		1,017,037		901,602		796,124

Commission expense		125,229		106,566		75,470

Total benefits and expenses		1,142,266		1,008,168		871,594

Net income (loss)		$85,970		$36,364		$8,960

Effective October 1, 2020, the Company entered into a reinsurance agreement with 1880 Reinsurance Company (1880 Re), a wholly owned subsidiary of SFG, whereby 1880 Re assumes certain Group business from the Company. Activity is settled quarterly. The Company recaptured this reinsurance agreement effective October 1, 2023.

For the year ending December 31, the Company recognized the following activity, before federal income tax expense (benefit), related to this agreement within the following line items of the statutory statements of operations:

	$
	2023
Revenues:
Premiums		$(146,500)
Commission expense		5,415
Other income		(432)

Total revenues		$(141,517)
Benefits and expenses:
Policyholder benefits		(127,853)
Increase (decrease) in policy reserves		441

Total benefits and expenses		(127,412)

Net income (loss)		$(14,105)

(Continued)
44

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(10)	Liability for Unpaid Accident and Health Claims and Claim Adjustment Expenses

Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

	$		$		$
	2025		2024		2023

Balance at January 1		$537,917		$576,713		$617,903

Less: reinsurance recoverable		414,154		443,745		480,886

Net balance at January 1		123,763		132,968		137,017

Incurred related to:

Current year		141,481		142,283		144,003

Prior years		(19,726)		(17,827)		(11,141)

Total incurred		121,755		124,456		132,862

Paid related to:

Current year		64,160		62,020		64,632

Prior years		64,271		71,641		72,279

Total paid		128,431		133,661		136,911

Net balance at December 31		117,087		123,763		132,968

Plus: reinsurance recoverable		395,234		414,154		443,745

Balance at December 31		$512,321		$537,917		$576,713

The liability for unpaid accident and health claim adjustment expenses as of December 31, 2025 and 2024 was $2,206 and $2,593, respectively, and is included in the table above.

As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred decreased $19,726, $17,827, $11,141 in 2025, 2024 and 2023, respectively. The changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

The Company incurred $2,333 and paid $2,720 of claim adjustment expenses in the current year, of which $909 of the paid amount was attributable to insured and covered events of prior years.

(11)	Business Combinations and Goodwill

As of December 31, 2025 and 2024, there was no goodwill balance resulting from acquisitions made in prior years as it was completely amortized in 2024. Goodwill amortization was $6,220 and $6,221 for the years ended December 31, 2024 and 2023 respectively.

(12)	Pension Plans and Other Retirement Plans

Pension and Other Postretirement Plans

The Company had a non-qualified non-contributory defined benefit retirement plan covering certain former agents. Benefits are based upon years of participation and the agent’s adjusted annual compensation.

Prior to 2024, the Company also had a postretirement plan that provided certain health care and life insurance benefits to certain former agents. Eligibility was determined by age at retirement and years of service. Health care premiums were shared with retirees, and other cost-sharing features included deductibles and co-payments.

(Continued)
45

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(12)	Pension Plans and Other Retirement Plans (Continued)

Pension and Other Postretirement Plans (Continued)

The change in the benefit obligation and plan assets for the Company’s plans as of December 31 was calculated as follows:

	$		$		$		$
	Pension benefits				Other benefits
	2025		2024		2025		2024

Change in benefit obligation:

Benefit obligation at beginning of year		$26,340		$39,362		$—		$—

Service cost		—		—		—		—

Interest cost		1,386		1,374		—		—

Actuarial loss		151		(2,387)		—		—

Benefits paid		(2,041)		(1,946)		—		—

Curtailments, settlements and other		—		(10,063)		—		—

Benefit obligation at end of year		$25,836		$26,340		$—		$—

Change in plan assets:

Fair value of plan assets at beginning of year		$—		$54,555		$—		$—

Actual return on plan assets		—		—		—		—

Employer contribution		2,041		1,946		—		—

Benefits paid		(2,041)		(1,946)		—		—

Curtailments, settlements and other		—		(54,555)		—		—

Fair value of plan assets at end of year		$—		$—		$—		$—

Funded status		$(25,836)		$(26,340)		$—		$—

Assets:

Prepaid plans assets		$—		$—		$—		$—

Overfunded plan assets		—		—		—		—

Total assets		—		—		—		—

Liabilities recognized:

Accrued benefit costs		(25,370)		(26,691)		—		—

Liability for benefits		(466)		351		—		—

Total liabilities recognized		$(25,836)		$(26,340)		$—		$—

Unrecognized liabilities		$—		$—		$—		$—

(Continued)
46

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(12)	Pension Plans and Other Retirement Plans (Continued)

Pension and Other Postretirement Plans (Continued)

	$		$		$		$
	Pension benefits				Other benefits
	2025		2024		2025		2024

Weighted average assumptions used to determine benefit obligations:

Discount rate		5.34%		5.60%		— %		N/A

Rate of compensation increase		N/A		N/A		N/A		N/A

Weighted average assumptions used to determine net periodic benefit costs:

Expected long-term return on plan assets		N/A		N/A		— %		N/A

Discount rate		5.60%		5.14%		— %		N/A

Components of net periodic benefit costs:

Service cost		$—		$—		$—		$—

Interest cost		1,386		1,374		—		—

Expected return on plan assets		—		—		—		—

Amount of recognized actuarial loss (gain)		—		—		—		—

Loss due to settlement		—		—		—		—

Net periodic benefit cost		$1,386		$1,374		$—		$—

Amounts in unassigned surplus recognized as components of net periodic benefit costs:

Items not yet recognized as a component of net periodic benefit cost – prior year		$(351)		$2,036		$—		$—

Net loss arising during the period		817		(2,387)		—		—

Net gain (loss) recognized		—		—		—		—

Items not yet recognized as a component of net periodic benefit cost – current year		$466		$(351)		$—		$—

Amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost:

Net prior service cost (credit)		$—		$—		$—		$—

Net recognized (gains) losses		—		—		—		—

Accumulated benefit obligation		$25,836		$26,340		$—		$—

(Continued)
47

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(12)	Pension Plans and Other Retirement Plans (Continued)

Pension and Other Postretirement Plans (Continued)

The Company updated its assumptions as of December 31, 2025 and December 31, 2024 with respect to its pension and postretirement benefit obligations after a review of plan experience and economic conditions. The impacts related to assumption changes are a component of the net actuarial gain (loss).

Estimated future benefit payments for pension benefits:

Pension benefits

2026	$2,310

2027	2,300

2028	2,291

2029	2,266

2030	2,166

2031-2035	9,599

The assumptions presented herein are based on pertinent information available to management as of December 31, 2025 and 2024. Actual results could differ from those estimates and assumptions.

During 2024, administration of the plan was transitioned to an outside third party. As part of the transition, the annuity contract that previously supported the plan was surrendered from the plan.

Profit Sharing Plans

The Company also had a profit sharing plan covering substantially all former agents. The plan was terminated in 2024. The Company’s contribution was made as a certain percentage based on voluntary contribution rate and applied to each eligible agent’s annual contribution. The Company recognized contributions to the plan during 2023 of $960.

(13)	Capital and Surplus and Dividends

For 2025 and 2024, the Company declared and paid dividends to SFG consisting of common stock in the amount of $2,488 and $5,000 respectively.

Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2025 statutory results, the maximum amount available for the payment of dividends during 2026 by Minnesota Life Insurance Company without prior regulatory approval is $356,552.

For the year ended December 31, 2025, there was no capital contribution from SFG to the Company. For the year ended December 31, 2024, there was a capital contribution of cash in the amount of $30,000 received from SFG. For the year ended December 31, 2023, there was a capital contribution of cash in the amount of $250,000 received from SFG.

Other than noted above, there are no restrictions placed on the Company’s unassigned surplus, including for whom the surplus is being held.

The Company is required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2025 and 2024.

(Continued)
48

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(14)	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2025 and 2024, policy reserves are reflected net of reinsurance ceded of $4,486,205 and $4,570,924, respectively.

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

	$		$		$
	2025		2024		2023

Direct premiums and annuity considerations		$7,892,955		$7,624,477		$8,050,495

Reinsurance assumed		1,241,475		1,077,158		909,165

Reinsurance ceded		(3,570,587)		(3,861,001)		(4,623,908)

Total premiums and annuity considerations		$5,563,843		$4,840,634		$4,335,752

The Company has a reinsurance agreement with Securian Life and had a reinsurance agreement with 1880 Re as discussed in detail in note 9 Related Party Transactions which are included in the reinsurance assumed and ceded information above, respectively.

The Company had an Aggregate Stop Loss reinsurance program, in conjunction with Securian Life with a 125% Loss Ratio attachment point and $110 million of available coverage capacity, through January 1, 2024. No reinsurance credit has been recorded for this program for the years ended December 31, 2025, 2024 and 2023.

Reinsurance recoveries on ceded reinsurance contracts were $1,392,348, $1,476,614 and $1,694,080 during 2025, 2024 and 2023, respectively.

The modified coinsurance payables and receivables on associated separate accounts were each $21,555,667 and $21,864,102 at December 31, 2025 and 2024, respectively.

(15)	Commitments and Contingencies

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

The Company has long-term commitments to fund alternative investments and real estate investments totaling $589,509 as of December 31, 2025. The Company estimates that $236,000 of these commitments will be invested in 2026, with the remaining $353,509 invested over the next four years.

As of December 31, 2025, the Company had committed to originate mortgage loans totaling $102,170 but had not completed the originations.

As of December 31, 2025, the Company had committed to purchase bonds totaling $109,986 but had not completed the purchase transactions.

(Continued)
49

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(15)	Commitments and Contingencies (Continued)

The Company has 100% coinsurance agreements for its individual disability line, certain closed blocks of individual life and individual annuity products and certain non-affiliated group annuity contracts. Under the terms of these and certain other agreements, assets supporting the reserves transferred to the reinsurers are held under trust agreements for the benefit of the Company in the event that the reinsurers are unable to perform their obligations. At December 31, 2025 and 2024, the assets held in trust were $3,231,581 and $3,300,526, respectively. These assets are not reflected in the accompanying statements of admitted assets, liabilities and capital and surplus.

In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2025 and 2024, this liability was $623 and $(89), respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $9,777 and $8,480 as of December 31, 2025 and 2024, respectively. These assets are being amortized over a five-year period.

(16)	Leases

The Company leases space in downtown St. Paul to unaffiliated companies. Commitments to the Company from these agreements are as follows: 2026, $1,290; 2027, $1,195; 2028, $1,092; 2029, $1,020; 2030, $916. Income from these leases was $3,074, $2,065 and $2,621 for the years ended December 31, 2025, 2024 and 2023, respectively, and is reported in net investment income on the statutory statements of operations.

(17)	Borrowed Money

The Company has entered into a membership agreement with the FHLB, providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2025, the Company had no outstanding borrowings recorded in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus. Interest rates are determined at the reset date and were 4.18% during 2025. The Company paid $654, $477 and $8,091 in interest in 2025, 2024 and 2023, respectively, and had no interest accrued at December 31, 2025 and 2024, respectively, which are recorded in other liabilities and accrued commissions and expenses, respectively, on the statutory statements of admitted assets, liabilities and capital and surplus. During 2025 and 2024, the maximum amount borrowed from the FHLB was $62,000 and $750,000, respectively.

The Company pledged general account bonds and mortgage loans with a carrying value and fair value of $3,748,206 and $3,501,849, respectively, as collateral for FHLB borrowings as of December 31, 2025. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $2,245,771 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The carrying value and fair value of the maximum amount of general account collateral pledged to the FHLB during 2025 was $3,748,206 and $3,501,849, respectively.

Through its membership, the Company has issued funding agreements to the FHLB and utilized the funds for spread lending purposes. As of December 31, 2025 and 2024, the Company had $700,000 and $200,000, respectively, of funding agreements which are subject to prepayment obligations reported within other policy liabilities on the statutory statements of admitted assets, liabilities, and capital and surplus.

As of December 31, 2025 and 2024, the Company held FHLB Class A membership stock of $10,000. The FHLB activity stock was $31,500 and $9,000 at December 31, 2025 and 2024, respectively. The FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
50

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(18)	Surplus Notes

In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, which were due and repaid in 2025. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1993, underwritten by Goldman, Sachs & Co. and CS First Boston, and were administered by the Company as registrar/paying agent. At December 31, 2025 and 2024, the balance of the surplus notes was $0 and $118,000, respectively.

The surplus notes were subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes were subject to the approval of the Minnesota Department of Commerce. The accrued interest was $2,832 as of December 31, 2024. The interest paid in 2025, 2024 and 2023 was $7,301, $9,735, and $9,735, respectively. The total accumulated interest paid over the life of the note as of December 31, 2025 was $303,845. Interest is included in net investment income in the statutory statements of operations.

(19)	Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

The amount of net premiums written by the Company at December 31, 2025 that are subject to retrospective rating features was $623,808 which represented 29.0% of the total net premiums written for group life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

(20)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Individual Annuities

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$1,180,925		$182,429		$—		$1,363,354		15.5%

At book value less current surrender charges of 5% or more		549,000		55,801		—		604,801		6.9%

At fair value		—		21,755		4,778,319		4,800,074		54.6%

Total with market value adjustment or at fair value		1,729,925		259,985		4,778,319		6,768,229		77.0%

At book value without adjustment		1,049,243		—		—		1,049,243		11.9%

Not subject to discretionary withdrawal		938,469		25,306		14,180		977,955		11.1%

Total, gross		3,717,637		285,291		4,792,499		8,795,427		100.0%

Reinsurance ceded		422,815		—		—		422,815

Total, net		$3,294,822		$285,291		$4,792,499		$8,372,612

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$34,216		$—		$—		$34,216

(Continued)
51

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(20)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

Group Annuities

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$3,083,460		$—		$—		$3,083,460		11.3%

At book value less current surrender charges of 5% or more		—		—		—		—		0.0%

At fair value		—		—		18,785,636		18,785,636		68.8%

Total with market value adjustment or at fair value		3,083,460		—		18,785,636		21,869,096		80.1%

At book value without adjustment		11,094		—		—		11,094		0.0%

Not subject to discretionary withdrawal		4,669,317		764,057		—		5,433,374		19.9%

Total, gross		7,763,871		764,057		18,785,636		27,313,564		100.0%

Reinsurance ceded		901,493		—		17,899,558		18,801,051

Total, net		$6,862,378		$764,057		$886,078		$8,512,513

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$—		$—		$—		$—

Deposit Type Contracts

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$—		$—		$—		$—		0.0%

At book value less current surrender charges of 5% or more		—		—		—		—		0.0%

At fair value		—		—		—		—		0.0%

Total with market value adjustment or at fair value		—		—		—		—		0.0%

At book value without adjustment		1,468,772		—		—		1,468,772		73.6%

Not subject to discretionary withdrawal		526,981		—		—		526,981		26.4%

Total, gross		1,995,753		—		—		1,995,753		100.0%

Reinsurance ceded		15,255		—		—		15,255

Total, net		$1,980,498		$—		$—		$1,980,498

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$—		$—		$—		$—

(Continued)
52

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(20)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

Deposit Type Contracts (Continued)

As of December 31, 2025:

	$
	Amount

Life and Accident and Health Annual Statement:

Annuities		$10,153,731

Supplementary contracts with life contingencies		3,469

Deposit-type contracts		1,980,498

Total reported on Life and Accident and Health Annual Statement		12,137,698

Annual Statement of the Separate Accounts:

Exhibit 3 line 0299999, column 2		24,627,483

Total reported on the Annual Statement of the Separate Accounts		24,627,483

Combined total		$36,765,181

(21)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	$		$		$
	General account
December 31, 2025	Account value		Cash value		Reserve

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value		$—		$158		$1,211

Universal life		980,202		1,021,879		1,606,912

Universal life with secondary guarantees		200,467		194,702		664,749

Indexed universal life		7,507,978		7,240,583		8,596,777

Indexed universal life with secondary guarantees		1,699,704		1,498,933		2,351,227

Indexed life		—		—		—

Other permanent cash value life insurance		—		1,045,177		1,350,648

Variable life		164,710		123,508		352,099

Variable universal life		55,048		55,048		55,048

Miscellaneous reserves		3,180,638		2,691,501		3,180,638

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value		—		—		1,023,785

Accidental death benefits		—		—		22

Disability – active lives		—		—		23,291

Disability – disabled lives		—		—		436,166

Miscellaneous reserves		—		—		262,054

Total		13,788,747		13,871,489		19,904,627

Reinsurance ceded		—		—		2,708,321

Net total		$13,788,747		$13,871,489		$17,196,306

(Continued)
53

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(21)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

	$		$		$
Separate account - non-guaranteed
December 31, 2025	Account value		Cash value		Reserve

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value		$—		$—		$—

Universal life		—		—		—

Universal life with secondary guarantees		—		—		—

Indexed universal life		—		—		—

Indexed universal life with secondary guarantees		—		—		—

Indexed life		—		—		—

Other permanent cash value life insurance		—		—		—

Variable life		5,286,083		4,962,059		5,088,406

Variable universal life		346,904		346,904		346,904

Miscellaneous reserves		—		—		—

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value		—		—		—

Accidental death benefits		—		—		—

Disability – active lives		—		—		—

Disability – disabled lives		—		—		—

Miscellaneous reserves		—		—		—

Total		5,632,987		5,308,963		5,435,310

Reinsurance ceded		—		—		—

Net total		$5,632,987		$5,308,963		$5,435,310

Grand total		$19,421,734		$19,180,452		$22,631,616

(Continued)
54

MINNESOTA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(21)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

As of December 31, 2025:

	$
	Amount

Life and Accident and Health Annual Statement:

Exhibit 5, Life insurance section, total (net)		$14,548,982

Exhibit 5, Accidental death benefits sections, total (net)		12

Exhibit 5, Disability – active lives section, total (net)		9,209

Exhibit 5, Disability – disabled lives section, total (net)		381,108

Exhibit 5, Miscellaneous reserves section, total (net)		2,256,995

Subtotal		17,196,306

Separate Accounts Annual Statement:

Exhibit 3 line 0199999, column 2		5,435,310

Exhibit 3 line 0499999, column 2		—

Exhibit 3 line 0599999, column 2		—

Subtotal		5,435,310

Combined total		$22,631,616

(22)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025 were as follows:

	$		$
	Gross		Net of Loading

Ordinary new business		$7,109		$351

Ordinary renewal business		48,552		29,373

Credit life		95		95

Group life		433		430

Subtotal		56,189		30,249

Premiums due and unpaid		154,052		137,944

Portion of due and unpaid over 90 days		(1,619)		(1,619)

Net admitted asset		$208,622		$166,574

(23)	Subsequent Events

Through March 26, 2026, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company’s financial statements.

55

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Selected Financial Data

December 31, 2025

(in thousands)

	$

Investment Income Earned:

U.S. Government bonds		$5,161

Other bonds (unaffiliated)		918,057

Bonds of affiliates		—

Preferred stocks (unaffiliated)		3,721

Preferred stocks of affiliates		—

Common stocks (unaffiliated)		14,732

Common stocks of affiliates		—

Mortgage loans		252,661

Real estate		22,769

Premium notes, policy loans and liens		51,286

Cash on hand and on deposit		53

Short-term investments		10,213

Other invested assets		46,509

Derivative instruments		7,818

Aggregate write-ins for investment income		(485)

Gross investment income		$1,332,495

Real Estate Owned - Book Value less Encumbrances		$40,636

Mortgage Loans - Book Value:

Farm mortgages		$—

Residential mortgages		—

Commercial mortgages		5,706,013

Total mortgage loans		$5,706,013

Mortgage Loans By Standing - Book Value:

Good standing		$5,697,619

Good standing with restructured terms		$—

Interest overdue more than 90 days, not in foreclosure		$—

Foreclosure in process		$8,394

Other Long Term Assets - Statement Value		$1,639,355

Collateral Loans		$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds		$—

Preferred stocks		$—

Common stocks		$601,631

(Continued)
56

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2025

(in thousands)

	$

Bonds, Short-Term Investments and Certain Cash Equivalents by Class and Maturity:

Bonds, Short-Term Investments and Certain Cash Equivalents by Maturity - Statement Value:

Due within one year or less		$1,554,415

Over 1 year through 5 years		6,102,241

Over 5 years through 10 years		4,479,545

Over 10 years through 20 years		4,492,860

Over 20 years		6,176,003

No maturity date		—

Total by maturity		$22,805,064

Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement Value:

NAIC 1		$13,272,759

NAIC 2		9,103,451

NAIC 3		396,209

NAIC 4		17,959

NAIC 5		14,686

NAIC 6		—

Total by NAIC designation		$22,805,064

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded		$14,482,935

Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed		$8,322,129

Preferred Stocks - Statement Value		$91,635

Common Stocks - Market Value		$1,059,387

Short-Term Investments and Cash Equivalents - Book Value		$385,652

Options, Caps & Floors Owned - Statement Value		$1,497,024

Options, Caps & Floors Written and In Force - Statement Value		$(862,537)

Collar, Swap & Forward Agreements Open - Statement Value		$(11,779)

Futures Contracts Open - Current Value		$—

Cash on Deposit		$(13,755)

Life Insurance In Force:

Industrial		$—

Ordinary		$71,917,147

Credit Life		$6,400,796

Group Life		$421,063,366

Amount of Accidental Death Insurance In Force Under Ordinary Policies		$19,579

Life Insurance Policies with Disability Provisions in Force:

Industrial		$—

Ordinary		$170,504

Credit Life		$24,397

Group Life		$1,012,516,265

(Continued)
57

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2025

(in thousands)

	$

Supplementary Contracts in Force:

Ordinary - Not Involving Life Contingencies:

Amount on Deposit		$157,638

Income Payable		$24,565

Ordinary - Involving Life Contingencies:

Income Payable		$116

Group - Not Involving Life Contingencies:

Amount on Deposit		$64,149

Income Payable		$—

Group - Involving Life Contingencies:

Income Payable		$2,756

Annuities:

Ordinary:

Immediate - Amount of Income Payable		$114,694

Deferred - Fully Paid - Account Balance		$2,394,735

Deferred - Not Fully Paid - Account Balance		$4,732,892

Group:

Immediate - Amount of Income Payable		$434,468

Deferred - Fully Paid - Account Balance		$—

Deferred - Not Fully Paid - Account Balance		$—

Accident and Health Insurance - Premiums In Force:

Ordinary		$—

Group		$346,950

Credit		$69,862

Deposit Funds and Dividend Accumulations:

Deposit Funds - Account Balance		$1,735,594

Dividend Accumulations - Account Balance		$38,382

Claim Payments:

Group Accident and Health:

2025		$56,704

2024		$43,980

2023		$4,523

2022		$2,475

2021		$1,460

Prior		$2,323

Other Accident and Health:

2025		$51

2024		$—

2023		$—

2022		$—

2021		$—

Prior		$—

Other Coverages that use Developmental Methods to Calculate Claims Reserves:

2025		$4,977

2024		$4,892

2023		$2,237

2022		$1,203

2021		$511

Prior		$519

See accompanying independent auditors’ report
58

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2025

(in thousands)

$

1.) Total admitted assets (excluding separate accounts):		$35,758,031

2.) 10 Largest exposures to a single issuer/borrower/investment:

	$		$
Issuer	Amount		Percentage

Securian Life Insurance Co		$601,631		1.7%

Federal National Mortgage Association		$493,585		1.4%

Federal Home Loan Mortgage Corporation		$390,691		1.1%

Berkshire Hathaway Inc.		$236,247		0.7%

Allied Sollutions LLC		$175,546		0.5%

Sempra		$145,393		0.4%

Blue Owl Capital Inc		$116,800		0.3%

National Grid plc		$107,546		0.3%

Duke Energy Corporation		$104,603		0.3%

Enbridge Inc.		$102,377		0.3%

3.) Total admitted assets held in bonds and preferred stocks by NAIC rating:

	$		$			$		$
Bonds	Amount		Percentage		Stocks	Amount		Percentage

NAIC-1		$13,272,759		37.1%	P/RP-1		$78,025		0.2%

NAIC-2		$9,103,451		25.5%	P/RP-2		$12,031		0.0%

NAIC-3		$396,209		1.1%	P/RP-3		$—		0.0%

NAIC-4		$17,959		0.1%	P/RP-4		$—		0.0%

NAIC-5		$14,686		0.0%	P/RP-5		$1,579		0.0%

NAIC-6		$—		0.0%	P/RP-6		$—		0.0%

4.) Assets held in foreign investments:

	$		$
	Amount		Percentage

Total admitted assets held in foreign investments:		$2,670,810		7.5%

Foreign-currency denominated investments of:		$—		0.0%

Insurance liabilities denominated in that same foreign currency:		$—		0.0%

5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	$		$
	Amount		Percentage

Countries rated by NAIC-1		$2,640,263		7.4%

Countries rated by NAIC-2		$664		0.0%

Countries rated by NAIC-3 or below		$29,883		0.1%

(Continued)
59

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

6.)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		$		$
Sovereign Rating	Country	Amount		Percentage

Countries rated by NAIC-1	Australia		$583,739		1.6%

	United Kingdom		$479,341		1.3%

Countries rated by NAIC-2	Mauritius		$664		0.0%

			$—		0.0%

Countries rated by NAIC-3 or below	Liberia		$28,000		0.1%

	Guernsey		$1,883		0.0%

7.)	Aggregate unhedged foreign currency exposure:

$		$
Amount		Percentage

	$70,538		0.2%

8.)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	$		$
	Amount		Percentage

Countries rated by NAIC-1		$70,538		0.2%

Countries rated by NAIC-2		$—		0.0%

Countries rated by NAIC-3 or below		$—		0.0%

9.)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		$		$
Sovereign Rating	Country	Amount		Percentage

Countries rated by NAIC-1	United Kingdom		$44,172		0.1%

	Sweden		$12,596		0.0%

Countries rated by NAIC-2			$—		0.0%

			$—		0.0%

Countries rated by NAIC-3 or below			$—		0.0%

			$—		0.0%

10.)	10 Largest non-sovereign foreign issues:

		$		$
Issuer	NAIC Rating	Amount		Percentage

Futbol Club Barcelona SL	2PL, 2Z		$100,850		0.3%

Meriton Holdings Ltd	2PL		$69,726		0.2%

DCC PLC	2, 2YE		$66,000		0.2%

CK Hutchison Holdings Ltd	1YE, 2PL		$63,631		0.2%

Rio Tinto Group	1FE		$63,581		0.2%

Aptiv PLC	2FE		$60,733		0.2%

Schwarz Group Gmbh	2		$56,010		0.2%

SA Power Networks	1, 1YE		$55,889		0.2%

Vodafone Group Public Limited Company	2FE		$50,464		0.1%

Trafigura Group Pte Ltd	2PL		$47,500		0.1%

(Continued)
60

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

11.)	There were no admitted assets held in Canadian investments and unhedged Canadian currency exposures that exceeded 2.5% of the Company’s total admitted assets.

12.)	There were no admitted assets held in investments with contractual sales restrictions exposures that exceeded 2.5% of the Company’s total admitted assets.

13.)	Admitted assets held in the largest 10 equity interests:

	$		$
Issuer	Amount		Percentage

Securian Life Insurance Co		$601,631		1.7%

Allied Sollutions LLC		$175,546		0.5%

Charles River Funds		$61,842		0.2%

Genstar Capital Partners Funds		$42,701		0.1%

Federal Home Loan Bank of des Moines		$41,500		0.1%

PA Co-Investment Fund		$37,833		0.1%

Threshold Ventures Funds		$37,518		0.1%

Lerer Hippeau Funds		$36,886		0.1%

Gridiron Capital Funds		$36,763		0.1%

LS Power Equity Partners Funds		$30,204		0.1%

14.)	Admitted assets held in nonaffiliated, privately placed equities:

	$		$
	Amount		Percentage

Aggregate statement value of investments held in nonaffiliated privately placed equities		$1,189,236		3.3%

	$		$
3 Largest investments held in nonaffiliated, privately placed equities	Amount		Percentage

Charles River Funds		$61,842		0.2%

Genstar Capital Partners Funds		$42,701		0.1%

PA Co-Investment Fund		$37,833		0.1%

	$		$		$
10 Largest fund managers	Total Invested		Diversified		Non- Diversified

Dreyfus Treasury Obligations Cash

Management		$277,349		$277,349		$—

BlackRock Funds		$190,521		$151,545		$38,976

The Vanguard Group, Inc.		$110,438		$110,438		$—

Charles River Funds		$61,842		$—		$61,842

Invesco Funds		$48,632		$42,638		$5,994

The Charles Schwab Corporation		$43,367		$43,367		$—

Genstar Capital Partners Funds		$42,701		$—		$42,701

PA Co-Investment Fund		$37,833		$—		$37,833

Threshold Ventures Funds		$37,518		$—		$37,518

Lerer Hippeau Funds		$36,886		$—		$36,886

(Continued)
61

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

15.)	There were no admitted assets held in general partnership interests that exceeded 2.5% of the Company’s total admitted assets.

16.)	Admitted assets held in mortgage loans:

10	Largest Annual Statement Schedule B aggregate mortgage interests:

		$		$
Issuer	Type	Amount		Percentage

IRET Apartment Portfolio	Commercial		$54,900		0.2%

Massry Portfolio	Commercial		$52,583		0.1%

Hudson Square South Apartments	Commercial		$47,500		0.1%

Meritex-Atlanta	Commercial		$39,590		0.1%

Wilshire Union Shopping Center	Commercial		$38,000		0.1%

Colonnade at Union Mill	Commercial		$33,729		0.1%

Towers of Colonie Apartments	Commercial		$32,038		0.1%

The Westchester Shopping Center	Commercial		$31,983		0.1%

Wharton Industrial Portfolio	Commercial		$29,248		0.1%

Glenpointe East & Atrium	Commercial		$29,217		0.1%

Admitted assets held in the following categories of mortgage loans:

	$	$		$
Category		Amount		Percentage

Construction loans			$—		0.0%

Mortgage loans over 90 days past due			$—		0.0%

Mortgage loans in the process of foreclosure			$8,394		0.0%

Mortgage loans foreclosed			$—		0.0%

Restructured mortgage loans			$—		0.0%

17.)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural

Above 95%	$—	0.0%	$8,394	0.0%	$—	0.0%

91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%

81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%

71% to 80%	$—	0.0%	$—	0.0%	$—	0.0%

below 70%	$—	0.0%	$5,697,619	15.9%	$—	0.0%

18.)

There were no assets that exceeded 2.5% of the Company’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A.

(Continued)
62

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

19.)	There were no admitted assets held in investments held in mezzanine real estate loans that exceeded 2.5% of the Company’s total admitted assets.

20.)	Total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter

Agreement Type			1st Qtr	2nd Qtr	3rd Qtr

Securities lending	$—	0.0%	$—	$—	$—

Repurchase	$—	0.0%	$—	$—	$—

Reverse repurchase	$—	0.0%	$—	$—	$—

Dollar repurchase	$—	0.0%	$—	$—	$—

Dollar reverse repurchase	$—	0.0%	$—	$—	$—

21.)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$—	0.0%	$—	$—

Income generation	$—	0.0%	$—	$—

Other	$—	0.0%	$—	$—

22.)	Potential exposure for collars, swaps and forwards:

	At Year End		At End of Each Quarter

			1st Qtr	2nd Qtr	3rd Qtr

Hedging	$9,935	0.0%	$1,328	$1,020	$1,337

Income generation	$—	0.0%	$—	$—	$—

Replications	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$3,763	$7,600	$7,916

23.)	Potential exposure for future contracts:

	At Year End		At End of Each Quarter

			1st Qtr	2nd Qtr	3rd Qtr

Hedging	$28,800	0.1%	$58,700	$31,739	$39,624

Income generation	$—	0.0%	$—	$—	$—

Replications	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$—	$—	$—

See accompanying independent auditors’ report
63

MINNESOTA LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2025

Investment Categories	Gross Investment Holdings		Admitted Assets

Issuer credit obligations

US government obligations	$177,468	0.51%	$177,468	0.51%

Other US government obligations	1,884	0.01%	1,884	0.01%

Non-US sovereign jurisdiction securities	44,955	0.13%	44,955	0.13%

Municipal bonds - general obligations (direct and	2,017	0.01%	2,017	0.01%

Municipal bonds - special revenue	170,600	0.49%	170,600	0.49%

Project finance bonds issued by operating entities	587,246	1.70%	587,246	1.70%

Corporate bonds	14,886,968	43.07%	14,886,968	43.08%

Mandatory convertible bonds	—	— %	—	— %

Single entry backed obligations	714,700	2.07%	714,700	2.07%

SVO - identified bond exchange traded funds - fair value	—	— %	—	— %

SVO - identified bond exchange traded funds - systematic value	—	— %	—	— %

Bonds issued by funds representing operating entities	1,298,603	3.76%	1,298,603	3.76%

Bank loans - issued	—	— %	—	— %

Bank loans - acquired	—	— %	—	— %

Mortgage loans that qualify as SVO - identified credit	—	— %	—	— %

Certificates of deposit	—	— %	—	— %

Other issuer credit obligations	—	— %	—	— %

Total issuer credit obligations	$17,884,441	51.75%	$17,884,441	51.76%

Asset-backed securities

Financial asset-backed securities - self-liquidating	$4,118,523	11.91%	$4,118,523	11.92%

Financial asset-backed securities - non self-liquidating	44,235	0.13%	44,235	0.13%

Non financial asset-backed securities	657,914	1.90%	657,914	1.90%

Total asset-backed securities	$4,820,672	13.94%	$4,820,672	13.95%

Preferred stocks

Industrial and miscellaneous (unaffiliated)	$91,635	0.27%	$91,635	0.27%

Total preferred stocks	$91,635	0.27%	$91,635	0.27%

Common stocks

Industrial and miscellaneous publicly traded (unaffiliated)	$—	— %	$—	— %

Industrial and miscellaneous other (unaffiliated)	41,500	0.12%	41,500	0.12%

Parents, subsidiaries and affiliates other	601,641	1.74%	601,631	1.74%

Mutual funds	41,452	0.12%	41,452	0.12%

Exchange Traded Funds	374,804	1.08%	374,804	1.08%

Total common stocks	$1,059,397	3.06%	$1,059,387	3.06%

Mortgage loans

Commercial mortgages	$5,706,013	16.51%	$5,706,013	16.51%

Valuation allowance	—	— %	—	— %

Total mortgage loans	$5,706,013	16.51%	$5,706,013	16.51%

(Continued)
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MINNESOTA LIFE INSURANCE COMPANY

Summary Investment Schedule (Continued)

December 31, 2025

Investment Categories	Gross Investment Holdings		Admitted Assets

Real estate

Properties occupied by the company	$40,636	0.12%	$40,636	0.12%

Total real estate	$40,636	0.12%	$40,636	0.12%

Cash, cash equivalents and short-term investments

Cash	$(13,755)	(0.04)%	$(13,755)	(0.04)%

Cash equivalents	385,652	1.12%	385,652	1.12%

Short-term investments	—	— %	—	— %

Total cash, cash equivalents and short-term investments	$371,897	1.08%	$371,897	1.08%

Policy loans	$1,418,643	4.10%	$1,417,430	4.10%

Derivatives	$1,510,337	4.37%	$1,510,337	4.37%

Other invested assets	$1,646,308	4.75%	$1,639,355	4.73%

Receivable for securities	$16,335	0.05%	$16,335	0.05%

Total invested assets	$34,566,314	100.00%	$34,558,138	100.00%

See accompanying independent auditors’ report
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MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories

December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Minnesota Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.

Has Minnesota Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:	1

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

N/A as the reinsurance contract did not result in a reinsurance credit.

3.

Does Minnesota Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

(Continued)
66

MINNESOTA LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories (Continued)

December 31, 2025

4.

Has Minnesota Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract	Response:	Identify reinsurance contract(s)	Has the insured event(s) triggering contract cover been recognized
Assumption reinsurance – new for the reporting period	Yes ☐ No		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No		Yes ☐ No ☐ N/A ☒

5.

Has Minnesota Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

a.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors’ report
67